UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513)-629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

Annual Report

August 31, 2021

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2021.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve-month period has been one in which the pandemic has continued, but with the global economy regaining its footing. Societal impacts stemming from the pandemic persist, with new variants of COVID-19 keeping positive cases elevated, and debates over vaccination and mask mandates in the news. However, lockdowns for the most part have ended, and the economy is working through some of the lingering effects of the pandemic, including supply chain disruptions. After experiencing the most severe, but shortest, recession in history in the second quarter of 2020, the U.S. economy has continued to rebound, posting growth of 6.3% and 6.6% in this year’s first and second quarters, respectively. The unemployment rate, which had surged to about 15% at the height of the pandemic in 2020, has consistently trended down over the past year, with the latest reading as of August 31 coming in at 5.2%. Stock prices have churned higher over the past year, with investors benefiting from a favorable environment that includes resurgent economic growth, low interest rates, and a dearth of other asset classes presenting compelling opportunities. Gains have been steady as well: the S&P 500 Index, the stock market index that tracks the performance of 500 large companies listed on stock exchanges in the U.S., has posted advances in each of the past seven months, and in nine of the past 10 months.

In addition to COVID-related issues, investors also had to deal with an increasingly contentious political environment. The outcome of the 2020 presidential election was hotly debated for many weeks following the election, and the Biden administration’s handling of the border crisis, the Afghanistan pullout and vaccination mandates has seemed to create an even greater chasm between the political constituencies. Political polarization is at a level not seen in some time, and while it so far has not been an impediment to stock prices, the outcome of upcoming debates on an infrastructure bill and raising the debt ceiling have the potential to cause a spike in volatility.

The Bureau of Economic Analysis reported its third estimate of second quarter 2021 gross domestic product (GDP) of 6.6%, slightly better than the prior estimate, and also modestly higher than the first quarter reading. The employment situation continued to improve over the past three months, with employers adding 962,000, 1,100,000 and 265,000 jobs in June, July and August, respectively. The August report showed an average of approximately 750,000 jobs added each month of the quarter, and that the unemployment rate fell to 5.2%. The Federal Open Market Committee (FOMC) maintained an aggressive monetary policy stance, leaving the funds rate target range of 0% to 0.25% unchanged, even in spite of a significant rise in inflation. The central bank also stated that it is likely to begin tapering asset purchases soon, and could potentially start to raise rates sometime in 2022.

In general, financial markets have generated robust results over the past year, with broad-based stock indexes benefiting from the economic re-opening and ongoing monetary accommodation. The S&P 500 Index advanced more than 31% over the twelve months ended August 31, 2021. As the domestic economy has recovered, inflation has become more of a concern, yet the Federal Reserve has so far not tapered asset purchases or raised rates. Consequently, yields on U.S. Treasury securities rose steadily over the past year. The yield on the 10-year U.S. Treasury climbed from 0.71% to 1.31% over the twelve months ended August 31, 2021.

Total Returns as of August 31, 2021*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date	Gross Expense Ratio****
PMC Diversified Equity Fund (Advisor Class)	2.94%	12.17%	31.20%	11.72%	10.53%	10.50%	8-26-09	0.98%
PMC Diversified Equity Fund (Inst. Class)	3.04%	12.34%	31.56%	N/A	N/A	16.24%*	7-1-19	0.71%
MSCI World Index Net Return**	5.88%	16.14%	29.76%	14.83%	12.14%	11.39%

PMC Core Fixed Income Fund (Advisor Class)	1.49%	1.95%	1.53%	3.46%	3.23%	4.72%	9-28-07	1.17%
PMC Core Fixed Income Fund (Inst. Class)	1.55%	2.08%	1.77%	N/A	N/A	5.50%*	7-1-19	0.92%
Bloomberg U.S. Aggregate Bond Index***	1.63%	1.49%	-0.08%	3.11%	3.18%	4.19%

*	Performance shown as of Institutional class inception date of 7-1-19.
**	MSCI World Index Net Return is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries.
***	Bloomberg U.S. Aggregate Bond Index is a broad based fixed income index that consists of securities that are investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.
****	See the Financial Highlights in this report for the most recent expense ratio.

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the PMC Funds’ website at www.investpmc.com or by calling 866-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2021 for the Diversified Equity Fund and January 31, 2022 for the Core Fixed Income Fund; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. In the past three letters we described how the severe underperformance of value stocks negatively impacted the Fund’s performance. However, the value factor rebounded over the past year to help boost Fund results, as it outperformed the benchmark, the MSCI World Index Net Return, over the twelve-month period ending August 31, 2021. For the most recent three-month period ended August 31, 2021, the Advisor Class of the Fund generated a return of +2.94%, underperforming the +5.88% return of the benchmark. For the twelve months ended August 31, 2021, the Advisor Class of the Fund generated a total return of +31.20%, besting the +29.76% return of the benchmark. In a turnabout from recent years, the primary driver of the Fund’s performance during the year was the strong aggregate performance of the asset pricing factors toward which the portfolio is tilted. The Fund’s orientation toward value stocks was a primary driver of the outperformance relative to the benchmark. In addition, performance was also positively impacted by having a lower weighted average market capitalization than the benchmark, as stocks of smaller companies outperformed stocks of larger companies. Relative performance was also disadvantaged during both the most recent three- and six-month periods from an underweight to domestic equities relative to European equities, as well as an overweight to Asian equities. Among the contributors to performance during the year was a modest overweight to the industrials sector and underweight to the information technology sector. Security selection in the information technology, industrials and materials sectors contributed positively to performance during the year, as did a slight underweight to the consumer staples sector. As is typically the case, the strategy’s factor orientation resulted in over- or underweights to specific stocks that have a meaningful impact on performance. Over the past twelve months, underweights to well-known companies such as Apple, Inc. (AAPL) and Mastercard, Inc. (MA) resulted in outperformance. However, underweights to Microsoft Corp. (MSFT) and SAP SE (SAP) detracted from performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark generally, the primary risks continue to primarily involve systematic risk. Because Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, controls the risk of the Fund’s portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and in addition to the Adviser, one sub-adviser manages a portion of the Fund’s assets: Neuberger Berman Investment Advisers LLC.

Over the past 12 months the environment for fixed income securities has been one of modestly rising yields resulting from a combination of accelerating economic growth and a pickup in inflation. The Federal Open Market Committee (“FOMC”) recently released a statement indicating that it would consider beginning to taper its asset purchases in the near future. In addition, the FOMC indicated that it could possibly begin raising the federal funds rate from its current target range of 0%-0.25% sometime in 2022. Against this backdrop, the Fund generated positive returns for the three-month and one-year periods ended August 31, 2021. For the most recent three-month period, the Advisor Class of the Fund generated a return of +1.49%, slightly underperforming the benchmark, the Bloomberg U.S. Aggregate Bond Index, return of +1.63%. For the twelve months ended August 31, 2021, the Advisor Class of the Fund posted a return of +1.53%, outperforming the benchmark return of -0.08%. The primary factors positively impacting performance over the past 12-month period were an overweight to, and security selection within, the corporate bond segment. The primary detractors from performance included the Fund’s aggregate underweight to U.S. Treasury securities, as well as security selection in the Treasury and government related securities areas.

The primary risks to the strategies employed by the Fund’s sub-adviser remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

The U.S. and global economies have continued to show resiliency following the steep pandemic-driven recession in 2020, and have recovered admirably, owing to the tailwind of tremendous amounts of fiscal stimulus and accommodative central bank policies. However, the consensus among economists is that the easy gains have been made, and that growth going forward will level off. Analysts have been reducing estimates for third quarter GDP growth to about 4%. In addition, the FOMC has signaled that it will begin tapering asset purchases, perhaps as early as December 2021, and has also indicated that the federal funds rate may begin to be raised in 2022. With the economy’s resurgence, inflation has risen beyond the FOMC’s target of 2%, and while Fed Chairman Powell has stated he believes the rise is “transitory,” bond investors will certainly be vigilant, pushing yields higher if the trend continues. Stock prices are near all-time highs, and also near record valuations, so diversification is important.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-adviser, as applicable, as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice. Holdings are subject to change without notice and are not a recommendation to buy or sell any security.

Diversification does not assure a profit, nor protect against loss in a declining market. Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (https://www.investpmc.com/sites/default/files/documents/PMC%20Statutory%20Prospectus%20%28public%29.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC Funds are distributed by Foreside Fund Services, LLC

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, and together the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021-August 31, 2021).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21-8/31/21*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$1,019.50	$4.33
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33
*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21-8/31/21*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$1,020.80	$3.06
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06
*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21-8/31/21*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$1,121.70	$5.08
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84
*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21-8/31/21*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$1,123.40	$3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47
*	Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2021 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2021

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg U.S. Aggregate Bond Index
One Year	1.53%	-0.08%
Five Year	3.46%	3.11%
Ten Year	3.23%	3.18%
Since Inception (9/28/07)	4.72%	4.19%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2011. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2021

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg U.S. Aggregate Bond Index
One Year	1.77%	-0.08%
Since Inception (7/1/19)	5.50%	4.28%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2021 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2021

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	31.20%	29.76%
Five Year	11.72%	14.83%
Ten Year	10.53%	12.14%
Since Inception (8/26/09)	10.50%	11.39%

On May 25, 2018, Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2011. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2021

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
One Year	31.56%	29.76%
Since Inception (7/1/19)	16.24%	19.92%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021

	Principal Amount	Value
ASSET BACKED SECURITIES—6.76%
AM Capital Funding LLC
2018-1, 4.980%, 12/15/2023(b)	$560,000	$583,484
Angel Oak Mortgage Trust
2021-3, 1.068%, 05/25/2066(b)(d)	1,142,956	1,146,077
BlueMountain CLO Ltd.
2013-2A, 1.318% (3 Month LIBOR USD + 1.180%), 10/22/2030(b)(c)	362,743	363,706
Cedar Funding VI CLO Ltd.
2016-6A, 1.184% (3 Month LIBOR USD + 1.050%), 04/20/2034(b)(c)	1,480,000	1,482,436
Centex Home Equity Loan Trust
2005-D M3, 0.804% (1 Month LIBOR USD + 0.720%), 10/25/2035(c)	78,995	79,083
Citigroup Mortgage Loan Trust, Inc.
2006-WFHE4, 0.504% (1 Month LIBOR USD + 0.420%), 11/25/2036(c)	46,146	46,169
Dewolf Park CLO Ltd.
2017-1A, 1.336% (3 Month LIBOR USD + 1.210%), 10/15/2030(b)(c)	1,700,000	1,700,000
Dryden 75 CLO Ltd.
2019-75R2, 1.166% (3 Month LIBOR USD + 1.040%), 04/15/2034(b)(c)	850,000	849,589
Fort Washington CLO Ltd.
2021-2A, 0.000% (3 Month LIBOR USD + 1.220%), 10/20/2034(b)(c)	2,000,000	2,001,206
GCAT Trust
2019-NQM2, 2.855%, 09/25/2059(b)	359,680	361,703
2019-NQM3, 2.686%, 11/25/2059(b)(d)	239,898	246,047
Goldentree Loan Management US Clo 2 Ltd.
2017-2A, 1.284% (3 Month LIBOR USD + 1.150%), 11/28/2030(b)(c)	1,525,000	1,526,760
Madison Park Funding XVIII Ltd.
2015-18, 1.324% (3 Month LIBOR USD + 1.190%), 10/21/2030(b)(c)	2,000,000	2,003,102
Madison Park Funding XXVI Ltd.
2007-26, 1.330% (3 Month LIBOR USD + 1.200%), 07/29/2030(b)(c)	2,295,000	2,298,569
MVW 2021-1W LLC
2021-1WA, 1.440%, 01/22/2041(b)	554,535	556,720
Navient Private Education Refi Loan Trust
2021-B, 0.940%, 07/15/2069(b)	937,608	939,371
2021-C, 1.060%, 10/15/2069(b)	874,279	877,532
2021-E, 0.970%, 12/16/2069(b)	1,915,000	1,918,009
Navient Student Loan Trust
2019-7, 0.584% (1 Month LIBOR USD + 0.500%), 01/25/2068(b)(c)	737,792	739,859
PFS Financing Corp.
2021-B, 0.775%, 08/15/2026(b)	1,890,000	1,890,668
RASC Trust
2005-KS12, 0.774% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	242,598	242,818
SBA Tower Trust
2020-1-2, 2.328%, 01/15/2028(b)	618,000	636,786
Sierra Timeshare Receivables Funding LLC
2019-2, 2.590%, 05/20/2036(b)	622,798	640,032
2020-2, 3.510%, 07/20/2037(b)	748,891	772,017
Starwood Mortgage Residential Trust
2021-3, 1.127%, 06/25/2056(b)(d)	980,496	982,355
Taco Bell Funding LLC
2021-1, 1.946%, 08/25/2051(b)	1,398,000	1,405,757
Thayer Park CLO Ltd.
2017-1A, 1.174% (3 Month LIBOR USD + 1.040%), 04/20/2034(b)(c)	500,000	500,412
Towd Point Mortgage Trust
2015-6, 3.500%, 04/25/2055(b)(d)	8,089	8,131
2016-2, 2.750%, 08/25/2055(b)(d)	14,133	14,221

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
2016-3, 2.250%, 04/25/2056(b)(d)	$7,843	$7,873
2017-5, 0.684% (1 Month LIBOR USD + 0.600%), 02/25/2057(b)(c)	365,881	366,304
2017-2, 2.750%, 04/25/2057(b)(d)	39,250	39,799
2017-4, 2.750%, 06/25/2057(b)(d)	176,025	180,330
2017-3, 2.750%, 07/25/2057(b)(d)	271,423	275,580
Trestles CLO Ltd.
2017-1, 1.115% (3 Month LIBOR USD + 0.990%), 04/25/2032(b)(c)	500,000	500,445
United Airlines Pass Through Trust
2020-1, 5.875%, 10/15/2027	1,256,729	1,404,667
Verus Securitization Trust
2021-3, 1.046%, 06/25/2066(b)(d)	1,217,047	1,219,727
Voya CLO Ltd.
2014-2A, 1.154% (3 Month LIBOR USD + 1.020%), 04/17/2030(b)(c)	1,739,040	1,740,600

TOTAL ASSET BACKED SECURITIES (Cost $32,316,662)		32,547,944

CORPORATE BONDS—38.42%
Accommodation—0.28%
Boyd Gaming Corp.
8.625%, 06/01/2025(b)	141,000	153,133
Hilton Domestic Operating Co., Inc.
5.750%, 05/01/2028(b)(f)	195,000	209,389
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/2028(b)	410,000	424,774
Wynn Las Vegas LLC
5.500%, 03/01/2025(b)	415,000	440,419
5.250%, 05/15/2027(b)(f)	132,000	138,784

		1,366,499

Administrative and Support Services—1.37%
ASGN, Inc.
4.625%, 05/15/2028(b)	595,000	621,936
Booking Holdings, Inc.
3.550%, 03/15/2028	1,019,000	1,138,438
Imola Merger Corp.
4.750%, 05/15/2029(b)(f)	250,000	259,062
Korn Ferry
4.625%, 12/15/2027(b)	390,000	404,300
Live Nation Entertainment, Inc.
4.750%, 10/15/2027(b)(f)	815,000	829,059
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000%, 08/15/2027(b)	580,000	598,699
PayPal Holdings, Inc.
2.400%, 10/01/2024	1,055,000	1,112,061
Visa, Inc.
2.800%, 12/14/2022	1,567,000	1,612,727

		6,576,282

Air Transportation—0.36%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, 06/20/2027(b)	570,000	619,932
Southwest Airlines Co.
5.250%, 05/04/2025(f)	800,000	907,206

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
United Airlines Holdings, Inc.
4.875%, 01/15/2025(f)	$205,000	$210,125

		1,737,263

Ambulatory Health Care Services—0.14%
DaVita, Inc.
4.625%, 06/01/2030(b)(f)	625,000	653,812

Amusement, Gambling, and Recreation Industries—0.08%
Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op
5.500%, 05/01/2025(b)(f)	385,000	401,844

Beverage and Tobacco Product Manufacturing—2.32%
Altria Group, Inc.
3.400%, 05/06/2030(f)	835,000	896,277
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 06/01/2030(f)	900,000	1,002,796
4.350%, 06/01/2040	1,006,000	1,207,186
4.600%, 04/15/2048	720,000	888,331
4.750%, 04/15/2058(f)	655,000	837,135
5.800%, 01/23/2059	400,000	592,970
PepsiCo, Inc.
3.100%, 07/17/2022	2,823,000	2,881,661
Philip Morris International, Inc.
3.125%, 08/17/2027	2,596,000	2,840,594

		11,146,950

Broadcasting (except Internet)—2.49%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.750%, 02/15/2026(b)	291,000	299,366
4.250%, 02/01/2031(b)(f)	1,078,000	1,107,683
Charter Communications Operating LLC / Charter Communications Operating Capital
4.800%, 03/01/2050	1,745,000	2,040,645
Comcast Corp.
3.150%, 02/15/2028(f)	405,000	445,629
4.150%, 10/15/2028(f)	1,506,000	1,749,262
CSC Holdings LLC
5.500%, 04/15/2027(b)(f)	380,000	398,004
3.375%, 02/15/2031(b)	264,000	251,481
Discovery Communications LLC
2.950%, 03/20/2023(f)	566,000	586,314
DISH DBS Corp.
5.875%, 11/15/2024(f)	185,000	199,106
Fox Corp.
5.576%, 01/25/2049(f)	1,330,000	1,830,784
Sirius XM Radio, Inc.
5.375%, 07/15/2026(b)(f)	560,000	575,053
4.125%, 07/01/2030(b)(f)	840,000	861,000
ViacomCBS, Inc.
4.950%, 01/15/2031(f)	410,000	496,176
4.200%, 05/19/2032(f)	970,000	1,121,477

		11,961,980

Building Material and Garden Equipment and Supplies Dealers—0.25%
Home Depot, Inc.
2.700%, 04/01/2023	1,144,000	1,181,249

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Chemical Manufacturing—1.40%
Abbott Laboratories
3.400%, 11/30/2023	$1,105,000	$1,175,418
AbbVie, Inc.
4.050%, 11/21/2039	270,000	317,324
4.700%, 05/14/2045	710,000	893,760
4.250%, 11/21/2049	485,000	588,365
Biogen, Inc.
2.250%, 05/01/2030(f)	2,823,000	2,869,019
Viatris, Inc.
4.000%, 06/22/2050(b)(f)	820,000	891,960

		6,735,846

Computer and Electronic Product Manufacturing—2.89%
Apple, Inc.
1.800%, 09/11/2024(f)	2,759,000	2,860,115
Broadcom, Inc.
5.000%, 04/15/2030	1,000,000	1,185,808
4.150%, 11/15/2030	1,350,000	1,520,250
3.419%, 04/15/2033(b)	1,700,000	1,806,545
3.500%, 02/15/2041(b)	1,170,000	1,204,944
Dell International LLC / EMC Corp.
5.450%, 06/15/2023(f)	1,085,000	1,169,707
6.200%, 07/15/2030	1,140,000	1,466,074
Intel Corp.
3.750%, 03/25/2027	1,008,000	1,142,456
Microchip Technology, Inc.
4.333%, 06/01/2023	690,000	731,684
ON Semiconductor Corp.
3.875%, 09/01/2028(b)	780,000	814,156

		13,901,739

Construction of Buildings—0.09%
Shea Homes LP / Shea Homes Funding Corp.
4.750%, 02/15/2028(b)	405,000	417,662

Credit Intermediation and Related Activities—5.45%
Bank of America Corp.
3.875%, 08/01/2025	1,588,000	1,763,145
3.559% to 04/23/2026, then 3 Month LIBOR USD + 1.060%, 04/23/2027(a)(f)	1,610,000	1,767,422
3.705% to 04/24/2027, then 3 Month LIBOR USD + 1.512%, 04/24/2028(a)	660,000	732,243
3.970% to 03/05/2028, then 3 Month LIBOR USD + 1.070%, 03/05/2029(a)	630,000	711,669
2.884% to 10/22/2029, then 3 Month LIBOR USD + 1.190%, 10/22/2030(a)(f)	1,018,000	1,079,083
2.496% to 02/13/2030, then 3 Month LIBOR USD + 0.990%, 02/13/2031(a)	785,000	806,766
BNP Paribas SA
3.052% to 01/13/2030, then SOFR + 1.507%, 01/13/2031(a)(b)(f)	615,000	652,454
Citigroup, Inc.
3.200%, 10/21/2026	1,049,000	1,141,715
4.300%, 11/20/2026	890,000	1,010,669
1.122% to 01/28/2026, then SOFR + 0.765%, 01/28/2027(a)(f)	1,610,000	1,596,775
3.887% to 01/10/2027, then 3 Month LIBOR USD + 1.563%, 01/10/2028(a)	835,000	930,706
3.520% to 10/27/2027, then 3 Month LIBOR USD + 1.151%, 10/27/2028(a)	455,000	500,550
2.976% to 11/05/2029, then SOFR + 1.422%, 11/05/2030(a)	495,000	527,022

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC
4.063%, 11/01/2024	$648,000	$685,714
5.113%, 05/03/2029(f)	310,000	351,556
General Motors Financial Co., Inc.
5.100%, 01/17/2024	370,000	405,136
3.600%, 06/21/2030(f)	700,000	760,875
JPMorgan Chase & Co.
2.700%, 05/18/2023	480,000	497,839
2.950%, 10/01/2026(f)	1,622,000	1,750,275
2.956% to 05/13/2030, then SOFR + 2.515%, 05/13/2031(a)	400,000	422,857
2.580% to 04/22/2031, then SOFR + 1.250%, 04/22/2032(a)	1,535,000	1,588,070
OneMain Finance Corp.
3.500%, 01/15/2027(f)	435,000	440,877
Wells Fargo & Co.
2.406% to 10/30/2024, then SOFR + 1.087%, 10/30/2025(a)	900,000	940,715
2.393% to 06/02/2027, then SOFR + 2.100%, 06/02/2028(a)(f)	1,020,000	1,064,471
4.150%, 01/24/2029	1,528,000	1,759,858
2.572% to 02/11/2030, then SOFR + 1.262%, 02/11/2031(a)	1,765,000	1,835,088
5.013% to 04/04/2050, then SOFR + 4.502%, 04/04/2051(a)	365,000	505,827

		26,229,377

Electronics and Appliance Stores—0.04%
AMC Networks, Inc.
4.250%, 02/15/2029	175,000	173,906

Fabricated Metal Product Manufacturing—0.06%
JELD-WEN, Inc.
4.875%, 12/15/2027(b)	275,000	287,044

Food Manufacturing—0.21%
Kraft Heinz Foods Co.
4.875%, 10/01/2049(f)	215,000	267,535
Post Holdings, Inc.
4.625%, 04/15/2030(b)(f)	745,000	761,627

		1,029,162

Food Services and Drinking Places—0.55%
Aramark Services, Inc.
5.000%, 02/01/2028(b)(f)	870,000	905,728
McDonald’s Corp.
3.500%, 07/01/2027	1,583,000	1,758,698

		2,664,426

General Merchandise Stores—0.24%
Walmart, Inc.
2.350%, 12/15/2022	1,119,000	1,148,339

Health and Personal Care Stores—0.29%
CVS Health Corp.
4.125%, 04/01/2040	560,000	651,874
5.050%, 03/25/2048	570,000	754,851

		1,406,725

Hospitals—0.35%
HCA, Inc.
5.250%, 06/15/2049	870,000	1,134,197

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Tenet Healthcare Corp.
6.125%, 10/01/2028(b)	$540,000	$571,050

		1,705,247

Insurance Carriers and Related Activities—1.21%
Berkshire Hathaway, Inc.
2.750%, 03/15/2023	1,073,000	1,109,927
Cigna Corp.
3.200%, 03/15/2040	690,000	727,169
Equitable Holdings, Inc.
5.000%, 04/20/2048(f)	545,000	708,431
MetLife, Inc.
6.500%, 12/15/2032	2,001,000	2,857,301
UnitedHealth Group, Inc.
3.250%, 05/15/2051	400,000	438,182

		5,841,010

Machinery Manufacturing—0.29%
Deere & Co.
5.375%, 10/16/2029	890,000	1,138,780
Range Resources Corp.
4.875%, 05/15/2025(f)	255,000	264,244

		1,403,024

Management of Companies and Enterprises—0.13%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875%, 10/01/2028(b)(f)	570,000	607,763

Merchant Wholesalers, Nondurable Goods—0.52%
Performance Food Group, Inc.
5.500%, 10/15/2027(b)(f)	405,000	422,212
Sysco Corp.
6.600%, 04/01/2050(f)	764,000	1,223,699
Univar Solutions USA, Inc.
5.125%, 12/01/2027(b)	510,000	533,588
US Foods, Inc.
6.250%, 04/15/2025(b)(f)	290,000	305,950

		2,485,449

Miscellaneous Store Retailers—0.69%
Verizon Communications, Inc.
4.329%, 09/21/2028(f)	2,429,000	2,839,315
4.016%, 12/03/2029	400,000	460,665

		3,299,980

Motor Vehicle and Parts Dealers—0.33%
Lithia Motors, Inc.
3.875%, 06/01/2029(b)(f)	840,000	881,832
Volkswagen Group of America Finance LLC
3.350%, 05/13/2025(b)	675,000	727,299

		1,609,131

Nonstore Retailers—0.72%
Amazon.com, Inc.
3.800%, 12/05/2024	1,602,000	1,757,888

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
eBay, Inc.
2.600%, 05/10/2031	$1,642,000	$1,694,092

		3,451,980

Oil and Gas Extraction—0.75%
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500%, 06/15/2031(b)(f)	565,000	583,379
EQT Corp.
5.000%, 01/15/2029	466,000	530,616
Occidental Petroleum Corp.
3.200%, 08/15/2026(f)	700,000	723,341
4.300%, 08/15/2039	260,000	264,910
PDC Energy, Inc.
5.750%, 05/15/2026	205,000	213,118
Phillips 66
1.300%, 02/15/2026	1,290,000	1,290,190

		3,605,554

Performing Arts, Spectator Sports, and Related Industries—0.05%
Churchill Downs, Inc.
5.500%, 04/01/2027(b)	235,000	244,400

Petroleum and Coal Products Manufacturing—0.36%
Marathon Petroleum Corp.
4.500%, 05/01/2023	820,000	869,113
4.700%, 05/01/2025	775,000	868,353

		1,737,466

Pipeline Transportation—1.28%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375%, 06/15/2029(b)(f)	385,000	394,625
Buckeye Partners LP
3.950%, 12/01/2026	280,000	289,489
DT Midstream, Inc.
4.125%, 06/15/2029(b)	425,000	436,156
Energy Transfer LP
3.600%, 02/01/2023	600,000	620,624
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(f)(h)	785,000	758,506
7.125% to 05/15/2030, then 5 Year CMT Rate + 5.306%(a)(h)	1,055,000	1,084,150
EQM Midstream Partners LP
4.750%, 07/15/2023	105,000	109,856
5.500%, 07/15/2028(f)	600,000	655,500
MPLX LP
4.700%, 04/15/2048	815,000	955,206
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/2025(f)	780,000	869,796

		6,173,908

Professional, Scientific, and Technical Services—0.60%
Jaguar Holding Co. II / PPD Development LP
5.000%, 06/15/2028(b)	400,000	431,500
Nielsen Finance LLC / Nielsen Finance Co.
5.625%, 10/01/2028(b)	115,000	121,038
5.875%, 10/01/2030(b)(f)	545,000	583,823

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
ServiceNow, Inc.
1.400%, 09/01/2030	$1,849,000	$1,756,889

		2,893,250

Publishing Industries (except Internet)—0.94%
Microsoft Corp.
3.125%, 11/03/2025(f)	2,619,000	2,855,863
Oracle Corp.
2.875%, 03/25/2031(f)	1,385,000	1,460,521
SS&C Technologies, Inc.
5.500%, 09/30/2027(b)	205,000	217,341

		4,533,725

Real Estate—0.46%
Public Storage
2.300%, 05/01/2031	1,107,000	1,141,280
RHP Hotel Properties LP / RHP Finance Corp.
4.750%, 10/15/2027	240,000	250,341
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC
7.875%, 02/15/2025(b)	780,000	834,600

		2,226,221

Rental and Leasing Services—0.14%
Air Lease Corp.
2.300%, 02/01/2025(f)	655,000	677,140

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—4.86%
BAT Capital Corp.
3.222%, 08/15/2024	222,000	235,639
3.557%, 08/15/2027	220,000	238,267
4.906%, 04/02/2030(f)	1,045,000	1,212,735
3.734%, 09/25/2040(f)	1,185,000	1,177,062
5.282%, 04/02/2050	800,000	942,654
Charles Schwab Corp.
2.300%, 05/13/2031	1,169,000	1,206,983
CME Group, Inc.
3.000%, 03/15/2025	1,062,000	1,138,303
CommScope, Inc.
6.000%, 03/01/2026(b)(f)	434,000	455,895
8.250%, 03/01/2027(b)(f)	642,000	677,599
Goldman Sachs Group, Inc.
3.850%, 01/26/2027(f)	1,375,000	1,521,267
3.800%, 03/15/2030	1,000,000	1,128,959
2.615% to 04/22/2031, then SOFR + 1.281%, 04/22/2032(a)	1,040,000	1,074,174
2.383% to 07/21/2031, then SOFR + 1.248%, 07/21/2032(a)	1,315,000	1,329,955
4.017% to 10/31/2037, then 3 Month LIBOR USD + 1.373%, 10/31/2038(a)	250,000	292,803
Morgan Stanley
0.791% to 01/22/2024, then SOFR + 0.509%, 01/22/2025(a)	1,300,000	1,302,726
6.250%, 08/09/2026	2,279,000	2,806,254
3.950%, 04/23/2027(f)	935,000	1,051,006
3.591% to 07/22/2027, then 3 Month LIBOR USD + 1.340%, 07/22/2028(a)	1,625,000	1,807,066
3.772% to 01/24/2028, then 3 Month LIBOR USD + 1.140%, 01/24/2029(a)	875,000	978,320
2.699% to 01/22/2030, then SOFR + 1.143%, 01/22/2031(a)	1,190,000	1,247,018
3.736% to 10/15/2021, then 3 Month LIBOR USD + 3.610%(a)(h)	320,000	321,348

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.750%, 04/15/2026(b)	$585,000	$633,606
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
4.000%, 10/15/2027(b)	600,000	600,543

		23,380,182

Support Activities for Mining—0.17%
ConocoPhillips
4.875%, 10/01/2047(b)	295,000	391,067
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028(b)	435,000	449,838

		840,905

Telecommunications—2.15%
AT&T, Inc.
2.550%, 12/01/2033(b)	1,100,000	1,106,876
3.650%, 06/01/2051(f)	845,000	891,949
3.550%, 09/15/2055(b)	184,000	188,414
3.650%, 09/15/2059(b)	1,018,000	1,047,792
Frontier Communications Holdings LLC
5.875%, 10/15/2027(b)	400,000	426,735
5.000%, 05/01/2028(b)	363,000	379,789
J2 Global, Inc.
4.625%, 10/15/2030(b)	825,000	874,632
Level 3 Financing, Inc.
4.625%, 09/15/2027(b)	160,000	165,200
T-Mobile USA, Inc.
3.875%, 04/15/2030	1,180,000	1,322,013
2.875%, 02/15/2031(f)	215,000	221,181
4.375%, 04/15/2040(f)	550,000	644,520
3.000%, 02/15/2041	1,186,000	1,179,584
4.500%, 04/15/2050(f)	645,000	777,338
Verizon Communications, Inc.
3.550%, 03/22/2051	1,040,000	1,130,732

		10,356,755

Transportation Equipment Manufacturing—2.12%
Boeing Co.
4.875%, 05/01/2025(f)	1,371,000	1,533,381
3.900%, 05/01/2049	185,000	193,963
5.805%, 05/01/2050	1,365,000	1,859,612
Ford Motor Co.
9.625%, 04/22/2030(f)	305,000	435,277
4.750%, 01/15/2043(f)	150,000	162,004
General Motors Co.
6.125%, 10/01/2025(f)	1,448,000	1,708,091
Raytheon Technologies Corp.
7.500%, 09/15/2029(f)	2,006,000	2,815,553
Spirit AeroSystems, Inc.
5.500%, 01/15/2025(b)(f)	115,000	120,467
7.500%, 04/15/2025(b)	110,000	116,600
TransDigm, Inc.
6.250%, 03/15/2026(b)(f)	1,205,000	1,268,263

		10,213,211

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Utilities—1.56%
Calpine Corp.
4.500%, 02/15/2028(b)	$530,000	$546,563
Cheniere Energy Partners LP
4.500%, 10/01/2029	395,000	426,106
DTE Energy Co.
3.400%, 06/15/2029	607,000	665,130
Exelon Corp.
4.700%, 04/15/2050	475,000	608,820
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	755,000	810,666
Kinder Morgan, Inc.
5.550%, 06/01/2045	1,405,000	1,824,231
New Fortress Energy, Inc.
6.500%, 09/30/2026(b)	295,000	296,903
Pacific Gas and Electric Co.
2.500%, 02/01/2031(f)	1,405,000	1,325,266
Southern Co.
2.950%, 07/01/2023	313,000	326,118
Vistra Operations Co. LLC
5.000%, 07/31/2027(b)	200,000	207,770
4.375%, 05/01/2029(b)	455,000	462,394

		7,499,967

Warehousing and Storage—0.23%
Iron Mountain, Inc.
5.250%, 03/15/2028(b)(f)	620,000	651,775
4.875%, 09/15/2029(b)(f)	410,000	432,981

		1,084,756

Total Corporate Bonds (Cost $178,469,811)		184,891,129

Foreign Corporate Bonds—7.11%
Administrative and Support Services—0.09%
Intelligent Packaging Ltd Finco, Inc. / Intelligent Packaging Ltd Co-Issuer LLC
6.000%, 09/15/2028(b)	400,000	418,500

Air Transportation—0.84%
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500%, 10/20/2025(b)	3,500,000	3,755,488
4.750%, 10/20/2028(b)	275,000	306,134

		4,061,622

Chemical Manufacturing—0.10%
NOVA Chemicals Corp.
4.875%, 06/01/2024(b)	205,000	217,044
5.250%, 06/01/2027(b)	230,000	246,063

		463,107

Computer and Electronic Product Manufacturing—0.18%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/2025	800,000	878,690

Credit Intermediation and Related Activities—4.29%
Banco Santander SA
1.849%, 03/25/2026	1,600,000	1,627,378
3.490%, 05/28/2030	400,000	435,783

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Barclays PLC
2.852% to 05/07/2025, then SOFR + 2.714%, 05/07/2026(a)(f)	$2,145,000	$2,271,131
3.564% to 09/23/2030, then 5 Year CMT Rate + 2.900%, 09/23/2035(a)	1,670,000	1,746,950
BAT International Finance PLC
1.668%, 03/25/2026(f)	1,590,000	1,600,196
BNP Paribas SA
2.219% to 06/09/2025, then SOFR + 2.074%, 06/09/2026(a)(b)	1,015,000	1,045,236
Credit Suisse Group AG
3.800%, 06/09/2023(f)	860,000	907,072
2.997% to 12/14/2022, then 3 Month LIBOR USD + 1.200%, 12/14/2023(a)(b)(f)	1,145,000	1,178,749
3.869% to 01/12/2028, then 3 Month LIBOR USD + 1.410%, 01/12/2029(a)(b)	250,000	276,723
4.194% to 04/01/2030, then SOFR + 3.730%, 04/01/2031(a)(b)(f)	560,000	634,759
3.091% to 05/14/2031, then SOFR + 1.730%, 05/14/2032(a)(b)(f)	830,000	866,410
GE Capital International Funding Co. Unlimited Co.
3.373%, 11/15/2025	763,000	834,746
HSBC Holdings PLC
2.633% to 11/07/2024, then SOFR + 1.402%, 11/07/2025(a)(f)	1,417,000	1,483,862
2.099% to 06/04/2025, then SOFR + 1.929%, 06/04/2026(a)	200,000	205,727
4.950%, 03/31/2030	285,000	344,636
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(h)	910,000	1,003,275
Lloyds Banking Group PLC
1.627% to 05/11/2026, then 1 Year CMT Rate + 0.850%, 05/11/2027(a)(f)	1,610,000	1,616,863
Natwest Group PLC
3.032% to 11/28/2030, then 5 Year CMT Rate + 2.350%, 11/28/2035(a)	2,170,000	2,179,775
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028(b)(f)	350,000	363,125

		20,622,396

Food Manufacturing—0.18%
Grupo Bimbo SAB de CV
4.700%, 11/10/2047(b)	730,000	883,668

Management of Companies and Enterprises—0.23%
Altice France SA
7.375%, 05/01/2026(b)	325,000	337,747
5.500%, 01/15/2028(b)	760,000	782,800

		1,120,547

Mining (except Oil and Gas)—0.06%
Hudbay Minerals, Inc.
6.125%, 04/01/2029(b)	260,000	279,825

Oil and Gas Extraction—0.24%
Canadian Natural Resources Ltd.
6.250%, 03/15/2038	850,000	1,147,475

Paper Manufacturing—0.13%
Intertape Polymer Group, Inc.
4.375%, 06/15/2029(b)	635,000	648,741

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.18%
KazMunayGas National Co. JSC
5.375%, 04/24/2030(b)	705,000	845,992

Support Activities for Transportation—0.09%
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.500%, 04/20/2026(b)(f)	405,000	427,376

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Telecommunications—0.13%
Vodafone Group PLC
4.875%, 06/19/2049(f)	$500,000	$643,657

Water Transportation—0.37%
Carnival Corp.
11.500%, 04/01/2023(b)	220,000	247,430
10.500%, 02/01/2026(b)	160,000	184,803
7.625%, 03/01/2026(b)	580,000	615,887
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(b)	210,000	236,600
11.500%, 06/01/2025(b)	45,000	51,863
5.500%, 04/01/2028(b)(f)	460,000	464,600

		1,801,183

Total Foreign Corporate Bonds (Cost $33,078,477)		34,242,779

Foreign Government Agency Issues—0.50%
Development Bank of Japan, Inc.
1.000%, 08/27/2030(b)	260,000	250,646
European Investment Bank
0.625%, 10/21/2027	165,000	161,465
International Bank for Reconstruction & Development
0.750%, 11/24/2027	655,000	644,256
0.750%, 08/26/2030	425,000	405,659
Japan Bank for International Cooperation
0.625%, 07/15/2025	585,000	580,873
Southern Gas Corridor CJSC
6.875%, 03/24/2026(b)	300,000	356,219

Total Foreign Government Agency Issues (Cost $2,435,132)		2,399,118

Foreign Government Notes/Bonds—5.14%
Abu Dhabi Government International Bond
4.125%, 10/11/2047(b)	600,000	723,759
Brazilian Government International Bond
5.625%, 02/21/2047(f)	800,000	854,360
Colombia Government International Bond
4.000%, 02/26/2024(f)	590,000	619,066
3.875%, 04/25/2027	150,000	159,051
3.000%, 01/30/2030	570,000	560,062
Croatia Government International Bond
6.000%, 01/26/2024(b)	545,000	613,737
Dominican Republic International Bond
5.875%, 04/18/2024(b)	440,000	467,064
6.875%, 01/29/2026(b)	330,000	385,278
6.850%, 01/27/2045(b)	560,000	644,700
Hungary Government International Bond
7.625%, 03/29/2041	560,000	954,489
Indonesia Government International Bond
4.350%, 01/08/2027(b)	550,000	628,349
5.250%, 01/17/2042(b)	410,000	518,545
Kazakhstan Government International Bond
5.125%, 07/21/2025(b)	550,000	637,623
Mexico Government International Bond
4.150%, 03/28/2027	200,000	228,877
4.350%, 01/15/2047(f)	940,000	1,004,268

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Morocco Government International Bond
4.250%, 12/11/2022(b)	$200,000	$208,810
5.500%, 12/11/2042(b)	150,000	171,440
Namibia International Bonds
5.250%, 10/29/2025(b)	550,000	593,260
Nigeria Government International Bond
7.875%, 02/16/2032(b)	535,000	578,020
Oman Government International Bond
5.375%, 03/08/2027(b)	1,280,000	1,356,910
Panama Government International Bond
3.750%, 03/16/2025	800,000	866,872
Paraguay Government International Bond
4.700%, 03/27/2027(b)	715,000	811,532
Peruvian Government International Bond
2.392%, 01/23/2026(f)	480,000	497,750
8.750%, 11/21/2033	380,000	599,644
Philippine Government International Bond
3.950%, 01/20/2040	640,000	731,226
Qatar Government International Bond
4.625%, 06/02/2046(b)	780,000	990,600
Republic of Azerbaijan International Bond
4.750%, 03/18/2024(b)	720,000	782,352
Republic of South Africa Government International Bond
4.875%, 04/14/2026	200,000	217,823
4.850%, 09/27/2027(f)	1,418,000	1,523,599
4.300%, 10/12/2028	150,000	155,186
5.000%, 10/12/2046	150,000	140,898
Romanian Government International Bond
6.125%, 01/22/2044(b)	975,000	1,340,829
Saudi Government International Bond
4.500%, 10/26/2046(b)	755,000	889,398
Sri Lanka Government International Bond
6.750%, 04/18/2028(b)	295,000	191,012
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026(b)	800,000	858,808
Turkey Government International Bond
6.000%, 01/14/2041	515,000	480,520
Ukraine Government International Bond
7.253%, 03/15/2033(b)	690,000	732,776
Uruguay Government International Bond
4.375%, 01/23/2031(f)	505,000	593,764
5.100%, 06/18/2050	305,000	408,296

Total Foreign Government Notes/Bonds (Cost $23,777,551)		24,720,553

Non-Agency Mortgage Backed Securities—4.33%
Angel Oak Mortgage Trust
2019-6, 2.620%, 11/25/2059(b)(d)	240,449	241,557
BANK 2021-BNK31
2021-BNK31, 1.739%, 02/15/2054	454,000	461,757
BB-UBS Trust
2012-SHOW, 3.430%, 11/05/2036(b)	1,646,000	1,745,653
Benchmark Mortgage Trust
2021-B23, 1.766%, 02/15/2054	612,000	622,633
2021-B26, 0.999%, 06/15/2054(d)(e)	9,541,718	650,426

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
BX Trust
2019-OC11, 3.202%, 12/09/2041(b)	$865,000	$940,538
Citigroup Commercial Mortgage Trust
2013-GCJ11, 3.732%, 04/10/2046(d)	455,000	472,640
2013-GC17, 5.095%, 11/10/2046(d)	145,000	154,086
2014-GC25, 1.113%, 10/10/2047(d)(e)	1,381,119	34,710
2015-GC27, 1.481%, 02/10/2048(d)(e)	1,029,676	38,994
2018-C6, 4.412%, 11/10/2051	445,000	523,537
COMM Mortgage Trust
2012-CR4, 3.251%, 10/15/2045	476,000	479,823
2014-UBS2, 3.472%, 03/10/2047	389,145	403,137
2014-CR16, 1.117%, 04/10/2047(d)(e)	1,270,252	28,072
2014-LC15, 1.231%, 04/10/2047(d)(e)	1,244,955	26,918
2014-CR17, 1.123%, 05/10/2047(d)(e)	1,064,113	21,983
2014-UBS3, 1.226%, 06/10/2047(d)(e)	885,606	21,382
2014-UBS6, 1.026%, 12/10/2047(d)(e)	1,611,527	36,414
2014-CR21, 3.987%, 12/10/2047	281,514	304,125
2015-LC21, 3.708%, 07/10/2048	100,000	109,155
2015-CR25, 3.759%, 08/10/2048	340,000	374,027
2017-COR2, 2.111%, 09/10/2050	83,660	84,310
CSAIL Commercial Mortgage Trust
2016-C7, 3.502%, 11/15/2049	275,000	301,701
2015-C1, 4.044%, 04/15/2050(d)	450,000	466,641
2019-C17, 3.016%, 09/15/2052	850,000	920,102
2015-C2, 0.885%, 06/15/2057(d)(e)	1,522,714	34,106
GS Mortgage Securities Trust
2012-GCJ7, 4.740%, 05/10/2045	405,000	413,592
2012-GCJ9, 3.747%, 11/10/2045(b)	345,000	354,307
2014-GC18, 1.165%, 01/10/2047(d)(e)	3,660,910	69,343
2014-GC26, 1.106%, 11/10/2047(d)(e)	2,102,932	52,772
2015-GC34, 3.278%, 10/10/2048	112,046	118,213
Hilton USA Trust
2016-HHV, 3.719%, 11/05/2038(b)	283,000	311,097
Hudson Yards Mortgage Trust
2019-55HY, 3.041%, 12/10/2041(b)(d)	865,000	936,912
JPMBB Commercial Mortgage Securities Trust
2015-C31, 3.801%, 08/15/2048	320,000	349,453
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9, 2.657%, 05/15/2046	237,799	241,308
2017-C34, 2.109%, 11/15/2052	7,168	7,165
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	217,683
2018-L1, 4.881%, 10/15/2051(d)	325,000	376,125
New Residential Mortgage Loan Trust
2019-NQM5, 2.710%, 11/25/2059(b)(d)	297,955	302,193
OBX Trust
2019-EXP3, 0.984% (1 Month LIBOR USD + 0.900%), 10/25/2059(b)(c)	104,379	104,629
2021-NQM3, 1.054%, 07/25/2061(b)(d)	1,045,000	1,046,644
Starwood Mortgage Residential Trust
2019-INV1, 2.610%, 09/27/2049(b)(d)	210,721	213,330
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	1,025,000	1,131,328
2017-C4 A1, 2.129%, 10/15/2050	6,531	6,529
2017-C4 A4, 3.563%, 10/15/2050	460,500	507,548

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
2017-C4 AS, 3.836%, 10/15/2050(d)	$200,000	$222,377
2018-C14, 3.379%, 12/15/2051	469,751	479,828
UBS-Barclays Commercial Mortgage Trust
2013-C6, 2.788%, 04/10/2046	107,192	108,598
Verus Securitization Trust
2019-4, 2.642%, 11/25/2059(b)	139,606	141,916
VNDO Mortgage Trust
2012-6AVE, 3.448%, 11/15/2030(b)(d)	520,000	529,583
Wells Fargo Commercial Mortgage Trust
2012-LC5, 4.142%, 10/15/2045	305,000	314,175
2015-C29, 3.637%, 06/15/2048	130,000	141,907
2016-LC24, 2.942%, 10/15/2049	280,000	301,495
2017-C39, 3.418%, 09/15/2050	260,000	287,713
2017-C40, 2.110%, 10/15/2050	44,937	45,094
2018-C46, 4.152%, 08/15/2051	160,000	184,725
2018-C48, 4.302%, 01/15/2052	625,000	731,243
2019-C50, 3.466%, 05/15/2052	300,000	330,202
2016-LC25, 3.640%, 12/15/2059	315,000	349,870
WFRBS Commercial Mortgage Trust
2014-LC14, 1.429%, 03/15/2047(d)(e)	742,402	18,385
2014-C22, 0.944%, 09/5/2057(d)(e)	3,096,833	59,823
2014-C22, 4.069%, 09/15/2057(d)	290,000	313,417

Total Non-Agency Mortgage Backed Securities (Cost $21,172,525)		20,818,949

Agency Mortgage Backed Securities—31.12%
Fannie Mae Connecticut Avenue Securities
2017-C03, 3.084% (1 Month LIBOR USD + 3.000%), 10/25/2029(c)	1,593,728	1,638,055
2017-C04, 2.934% (1 Month LIBOR USD + 2.850%), 11/25/2029(c)	307,063	314,229
2017-C05, 2.284% (1 Month LIBOR USD + 2.200%), 01/25/2030(c)	1,050,770	1,074,845
2017-C06, 2.884% (1 Month LIBOR USD + 2.800%), 02/25/2030(c)	1,427,390	1,458,061
2017-C07 1M2, 2.484% (1 Month LIBOR USD + 2.400%), 05/25/2030(c)	722,443	733,610
2017-C07 2M2, 2.584% (1 Month LIBOR USD + 2.500%), 05/25/2030(c)	616,690	624,545
2018-C01, 2.334% (1 Month LIBOR USD + 2.250%), 07/25/2030(c)	1,737,825	1,761,738
2018-C02, 2.284% (1 Month LIBOR USD + 2.200%), 08/25/2030(c)	1,483,917	1,501,646
2018-C03, 2.234% (1 Month LIBOR USD + 2.150%), 10/25/2030(c)	1,084,164	1,098,521
2018-C04, 2.634% (1 Month LIBOR USD + 2.550%), 12/25/2030(c)	1,941,164	1,975,210
Fannie Mae Interest Strip
4.000%, 08/25/2043(e)	1,734,769	283,134
Fannie Mae Pool
MA0096, 4.500%, 06/01/2029	4,238	4,583
AB3000, 4.500%, 05/01/2031	10,640	11,615
BT1825, 2.000%, 06/01/2036	494,975	512,769
AB1389, 4.500%, 08/01/2040	36,082	40,318
MA0510, 4.500%, 09/01/2040	415	463
AE8714, 3.500%, 11/01/2040	12,610	13,646
890310, 4.500%, 12/01/2040	7,983	8,865
AH3952, 4.000%, 01/01/2041	108,997	120,564
AL0791, 4.000%, 02/01/2041	34,213	37,867
AE0954, 4.500%, 02/01/2041	28,930	32,294
AS7001, 3.000%, 04/01/2041	743,167	789,105
AL0245, 4.000%, 04/01/2041	7,599	8,411
AL0065, 4.500%, 04/01/2041	13,756	15,357
AB3194, 4.500%, 06/01/2041	9,584	10,634
AH7395, 4.500%, 06/01/2041	3,038	3,299

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
FM0040, 3.000%, 10/01/2041	$126,668	$134,338
AL1547, 4.500%, 11/01/2041	5,919	6,563
AJ9278, 3.500%, 12/01/2041	6,810	7,374
AJ6346, 3.500%, 12/01/2041	21,460	23,299
AK6744, 4.000%, 03/01/2042	43,755	48,180
AK6568, 3.500%, 04/01/2042	28,312	30,658
AO1214, 3.500%, 04/01/2042	74,324	80,474
AK9393, 3.500%, 04/01/2042	13,162	14,253
AL4029, 4.500%, 04/01/2042	39,851	44,484
AL7306, 4.500%, 09/01/2042	22,684	25,197
AP8743, 3.500%, 10/01/2042	202,122	218,828
AL2897, 3.500%, 01/01/2043	29,182	31,690
AQ9330, 3.500%, 01/01/2043	27,656	29,946
AL3714, 3.500%, 01/01/2043	19,785	21,484
AB7965, 3.500%, 02/01/2043	16,426	17,836
AT2021, 3.500%, 04/01/2043	17,830	19,416
AT1001, 3.500%, 04/01/2043	20,258	22,133
AB9046, 3.500%, 04/01/2043	49,599	54,011
AB9260, 3.500%, 05/01/2043	51,719	56,114
AS0212, 3.500%, 08/01/2043	42,690	46,465
AU0949, 3.500%, 08/01/2043	42,540	46,995
AU3751, 4.000%, 08/01/2043	89,476	98,985
AU6857, 4.000%, 09/01/2043	39,845	44,439
AS0531, 4.000%, 09/01/2043	40,842	44,923
AU4658, 4.500%, 09/01/2043	8,600	9,524
MA1600, 3.500%, 10/01/2043	20,002	21,692
AS1042, 4.000%, 11/01/2043	35,480	39,089
AS1333, 4.500%, 12/01/2043	16,844	18,798
AL4450, 4.500%, 12/01/2043	17,068	18,976
AS1559, 4.000%, 01/01/2044	22,195	24,594
AS2516, 4.500%, 05/01/2044	15,742	17,493
AS2751, 4.500%, 06/01/2044	21,202	23,493
MA1926, 4.500%, 06/01/2044	18,678	20,893
AL6223, 4.500%, 08/01/2044	19,457	21,828
AX0118, 4.000%, 09/01/2044	147,290	161,761
AX2491, 4.000%, 10/01/2044	12,494	13,689
AS3467, 4.000%, 10/01/2044	15,258	16,715
AL6432, 4.000%, 01/01/2045	30,422	33,483
AL6520, 4.000%, 02/01/2045	127,973	141,089
AZ0862, 3.500%, 07/01/2045	62,215	66,915
AZ0814, 3.500%, 07/01/2045	36,795	39,640
BM1953, 3.500%, 08/01/2045	75,828	82,288
AZ4775, 3.500%, 10/01/2045	16,668	17,926
AZ4788, 4.000%, 10/01/2045	374,714	408,789
AS6311, 3.500%, 12/01/2045	23,547	25,304
CA2929, 3.500%, 12/01/2045	133,356	143,364
AS6405, 4.000%, 12/01/2045	289,272	314,696
AS6464, 3.500%, 01/01/2046	29,049	31,404
BC4114, 3.500%, 02/01/2046	165,194	178,272
AL8219, 4.000%, 02/01/2046	335,760	367,812
BC0305, 4.000%, 03/01/2046	70,511	76,683
AL8387, 4.000%, 03/01/2046	710,449	776,700
AS6795, 4.000%, 03/01/2046	76,503	82,903
FM1370, 3.000%, 04/01/2046	46,255	48,963

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
BC0793, 3.500%, 04/01/2046	$176,081	$189,302
BC0835, 4.000%, 04/01/2046	146,662	159,647
AS7248, 4.000%, 05/01/2046	73,036	79,369
AS7200, 4.500%, 05/01/2046	8,997	9,790
AS7388, 3.500%, 06/01/2046	733,713	787,517
AL8735, 4.000%, 06/01/2046	165,944	181,496
AL9282, 4.000%, 06/01/2046	113,406	123,429
AS7401, 4.000%, 06/01/2046	59,477	64,581
AS7580, 3.000%, 07/01/2046	147,185	155,559
AS7492, 4.000%, 07/01/2046	37,863	41,090
AS7801, 3.500%, 08/01/2046	158,235	168,954
MA2737, 3.000%, 09/01/2046	817,769	864,054
MA2771, 3.000%, 10/01/2046	124,113	131,235
AS8056, 3.000%, 10/01/2046	79,402	83,871
BM3932, 3.500%, 10/01/2046	124,971	133,906
AS8269, 3.000%, 11/01/2046	101,646	107,351
BE2975, 4.000%, 01/01/2047	141,749	153,968
AS8659, 4.000%, 01/01/2047	45,753	49,450
AS8661, 4.000%, 01/01/2047	104,792	113,460
AS8699, 4.000%, 01/01/2047	34,029	36,756
MA2872, 4.500%, 01/01/2047	95,359	104,207
AS8700, 4.500%, 01/01/2047	39,418	43,222
BE5475, 3.500%, 02/01/2047	67,534	71,820
AL9879, 3.500%, 02/01/2047	1,751,946	1,911,694
AL9916, 4.000%, 02/01/2047	168,518	184,065
AS8966, 4.000%, 03/01/2047	34,913	37,699
FM4894, 4.000%, 03/01/2047	653,527	711,087
AS8982, 4.500%, 03/01/2047	13,863	15,132
FM1000, 3.000%, 04/01/2047	286,872	302,035
CA5843, 3.000%, 04/01/2047	174,943	183,192
MA2959, 3.500%, 04/01/2047	115,936	124,081
BM5784, 3.500%, 05/01/2047	150,334	160,652
AS9536, 3.500%, 05/01/2047	61,278	65,236
BM5348, 3.500%, 05/01/2047	61,830	65,733
BM5347, 3.500%, 05/01/2047	132,595	141,502
BE3619, 4.000%, 05/01/2047	136,074	147,129
MA3008, 4.500%, 05/01/2047	26,670	28,931
AS9829, 3.500%, 06/01/2047	57,929	61,685
AS9831, 4.000%, 06/01/2047	81,202	87,705
AS9664, 4.000%, 06/01/2047	39,023	42,156
BE3702, 4.000%, 06/01/2047	74,099	79,821
BM5179, 3.000%, 07/01/2047	90,072	95,229
BE3767, 3.500%, 07/01/2047	66,545	70,790
CA0062, 4.000%, 07/01/2047	77,026	83,083
MA3121, 4.000%, 09/01/2047	815,966	879,577
FM4019, 3.500%, 10/01/2047	628,211	669,144
CA0559, 4.500%, 10/01/2047	87,902	95,715
FM1467, 3.000%, 12/01/2047	89,659	95,180
MA3210, 3.500%, 12/01/2047	164,162	174,818
BH7058, 3.500%, 12/01/2047	177,030	187,966
FM2897, 3.000%, 02/01/2048	284,795	300,343
CA4140, 3.000%, 02/01/2048	88,686	93,190
CA1535, 3.500%, 02/01/2048	35,347	37,558
BJ8783, 3.500%, 02/01/2048	92,140	98,004

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
CA1218, 4.500%, 02/01/2048	$66,232	$72,216
BM3590, 3.500%, 03/01/2048	132,938	143,138
BJ0650, 3.500%, 03/01/2048	71,636	76,196
BJ0648, 3.500%, 03/01/2048	70,957	75,463
FM5923, 3.500%, 03/01/2048	836,645	888,564
BM3900, 4.000%, 04/01/2048	139,737	150,542
CA1710, 4.500%, 05/01/2048	105,355	114,228
FM2385, 3.000%, 09/01/2048	185,657	194,933
FM1572, 3.000%, 09/01/2048	272,748	288,166
FM2915, 3.000%, 11/01/2048	624,899	662,675
BM5024, 3.000%, 11/01/2048	80,363	84,251
FM5108, 3.500%, 11/01/2048	874,602	932,635
FM1239, 3.500%, 11/01/2048	108,430	115,001
FM2239, 3.000%, 12/01/2048	154,610	163,001
CA2922, 3.000%, 12/01/2048	289,654	304,063
FM1051, 4.500%, 05/01/2049	292,880	317,225
FM4895, 4.000%, 06/01/2049	617,572	663,916
CA3683, 4.500%, 06/01/2049	127,598	138,251
BO2201, 3.000%, 09/01/2049	230,698	241,772
CA4571, 4.000%, 11/01/2049	679,834	728,063
BO6164, 3.000%, 01/01/2050	101,983	106,941
BO8947, 3.000%, 01/01/2050	139,440	146,522
BP2099, 3.000%, 02/01/2050	515,992	541,040
BP1424, 3.000%, 03/01/2050	200,703	210,707
FM7592, 3.500%, 03/01/2050	1,017,615	1,075,278
FM4334, 3.000%, 04/01/2050	266,296	280,452
CA5519, 3.000%, 04/01/2050	120,837	126,603
CA5668, 3.000%, 05/01/2050	476,604	499,670
CA5670, 3.000%, 05/01/2050	208,063	217,690
CA6086, 3.000%, 06/01/2050	1,921,999	2,009,875
BP6466, 3.000%, 07/01/2050	265,990	278,306
CA6291, 3.000%, 07/01/2050	146,989	154,432
BP6481, 4.500%, 07/01/2050	42,167	45,788
BQ0239, 2.500%, 08/01/2050	257,676	269,967
BQ0188, 3.000%, 08/01/2050	160,971	168,725
BP6716, 2.500%, 09/01/2050	417,368	434,125
BK3044, 2.500%, 09/01/2050	420,867	437,764
MA4121, 3.000%, 09/01/2050	854,288	893,946
MA4160, 3.000%, 10/01/2050	726,854	760,531
MA4170, 4.500%, 10/01/2050	656,471	708,203
MA4208, 2.000%, 12/01/2050	2,857,204	2,900,386
FM5316, 2.000%, 12/01/2050	221,273	224,677
MA4237, 2.000%, 01/01/2051	237,599	241,190
BR1269, 2.500%, 01/01/2051	960,449	1,000,521
MA4256, 2.500%, 02/01/2051	916,596	953,396
FM6289, 3.000%, 02/01/2051	725,720	762,593
MA4282, 2.500%, 03/01/2051	568,870	591,709
MA4306, 2.500%, 04/01/2051	340,815	354,498
BR7795, 2.500%, 04/01/2051	843,603	877,662
MA4325, 2.000%, 05/01/2051	786,536	798,423
BT2488, 2.500%, 05/01/2051	514,404	535,057
MA4326, 2.500%, 05/01/2051	564,563	587,230
FM7189, 2.500%, 05/01/2051	562,120	586,289
BT0417, 2.500%, 06/01/2051	346,218	360,196

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
FM7738, 2.500%, 06/01/2051	$597,871	$621,964
MA4356, 2.500%, 06/01/2051	1,083,564	1,127,067
MA4357, 3.000%, 06/01/2051	881,901	925,308
MA4378, 2.000%, 07/01/2051	730,150	741,185
CB1027, 2.500%, 07/01/2051	288,404	300,048
BT1339, 2.500%, 07/01/2051	848,545	885,127
FM8178, 2.500%, 07/01/2051	848,521	882,779
CB1038, 2.500%, 07/01/2051	373,387	388,569
MA4379, 2.500%, 07/01/2051	421,173	438,082
BT3273, 2.500%, 08/01/2051	848,639	884,066
FM8360, 2.500%, 08/01/2051	400,000	416,895
MA4399, 2.500%, 08/01/2051	796,749	828,738
Fannie Mae REMICS
2012-70, 5.916% (1 Month LIBOR USD + 6.000%), 07/25/2042(c)(e)	686,277	136,571
2012-68, 5.966% (1 Month LIBOR USD + 6.050%), 07/25/2042(c)(e)	2,055,541	423,042
2013-6, 6.016% (1 Month LIBOR USD + 6.100%), 02/25/2043(c)(e)	1,341,938	273,414
2013-18, 6.016% (1 Month LIBOR USD + 6.100%), 03/25/2043(c)(e)	804,991	157,623
2014-90, 6.066% (1 Month LIBOR USD + 6.150%), 01/25/2045(c)(e)	610,311	117,247
2015-32, 6.116% (1 Month LIBOR USD + 6.200%), 05/25/2045(c)(e)	1,365,414	294,422
2016-03, 4.000%, 02/25/2046(e)	634,197	82,602
2016-40, 5.766% (1 Month LIBOR USD + 5.850%), 07/25/2046(c)(e)	901,268	157,123
2018-07, 4.000%, 02/25/2048(e)	1,765,784	289,930
2020-52, 4.500%, 08/25/2050(e)	1,518,759	287,233
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	154	160
G1-4953, 3.500%, 01/01/2029	23,249	24,949
A8-6315, 4.500%, 05/01/2039	18,242	20,463
A8-6521, 4.500%, 05/01/2039	33,657	37,754
A9-3617, 4.500%, 08/01/2040	3,493	3,877
Q0-0285, 4.500%, 04/01/2041	5,029	5,621
Q0-0876, 4.500%, 05/01/2041	33,152	37,058
Q0-2173, 4.500%, 07/01/2041	21,719	24,063
Q0-3705, 4.000%, 10/01/2041	17,632	18,931
C0-3795, 3.500%, 04/01/2042	155,829	168,768
Q0-9004, 3.500%, 06/01/2042	14,792	16,022
C0-9004, 3.500%, 07/01/2042	15,558	16,851
Q0-9896, 3.500%, 08/01/2042	19,569	21,196
Q1-1348, 3.500%, 09/01/2042	41,073	44,733
Q1-8305, 3.500%, 05/01/2043	15,772	17,130
Q1-9475, 3.500%, 06/01/2043	30,450	33,059
G6-0030, 3.500%, 07/01/2043	87,122	94,669
Q2-0780, 3.500%, 08/01/2043	33,382	36,487
Q2-0857, 3.500%, 08/01/2043	21,444	23,578
G0-7459, 3.500%, 08/01/2043	18,021	19,573
G0-8541, 3.500%, 08/01/2043	32,038	34,699
V8-0509, 4.000%, 10/01/2043	18,633	20,521
G0-8558, 4.000%, 11/01/2043	22,374	24,526
Q2-6367, 4.000%, 05/01/2044	5,747	6,332
Q2-5885, 4.500%, 05/01/2044	13,779	14,906
Q2-6513, 4.500%, 06/01/2044	13,963	15,111
Q2-9916, 4.000%, 11/01/2044	24,611	26,968
Q4-5219, 3.500%, 01/01/2045	93,125	99,942
G0-7961, 3.500%, 03/01/2045	24,688	26,693
G0-8633, 4.000%, 03/01/2045	48,402	53,187

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
G0-8636, 3.500%, 04/01/2045	$30,875	$33,205
G0-8637, 4.000%, 04/01/2045	27,128	29,717
Q3-3869, 4.000%, 06/01/2045	16,071	17,696
Q3-5225, 3.500%, 08/01/2045	15,753	16,938
G0-8659, 3.500%, 08/01/2045	84,821	91,168
G0-8660, 4.000%, 08/01/2045	102,940	112,497
V8-1873, 4.000%, 08/01/2045	23,629	25,812
G0-8672, 4.000%, 10/01/2045	17,732	19,335
V8-1992, 4.000%, 10/01/2045	329,261	359,946
G0-8676, 3.500%, 11/01/2045	37,419	40,242
G6-0480, 4.500%, 11/01/2045	16,004	17,739
G0-8681, 3.500%, 12/01/2045	27,549	29,604
G0-8682, 4.000%, 12/01/2045	34,279	37,363
Q3-8470, 4.000%, 01/01/2046	19,023	20,718
Q3-8473, 4.000%, 01/01/2046	37,863	41,273
G0-8694, 4.000%, 02/01/2046	20,584	22,415
Q3-9434, 3.500%, 03/01/2046	5,834	6,274
Q3-9644, 3.500%, 03/01/2046	131,214	140,972
G0-8693, 3.500%, 03/01/2046	6,294	6,762
Q3-9438, 4.000%, 03/01/2046	107,956	117,421
G0-8699, 4.000%, 03/01/2046	55,343	60,224
G0-8702, 3.500%, 04/01/2046	65,584	70,445
G0-8706, 3.500%, 05/01/2046	30,078	32,496
Q4-0718, 3.500%, 05/01/2046	178,720	191,702
Q4-0375, 3.500%, 05/01/2046	39,817	42,773
G0-8708, 4.500%, 05/01/2046	44,089	48,359
Q4-1208, 3.500%, 06/01/2046	91,731	98,498
Q4-5458, 4.000%, 08/01/2046	94,359	102,687
G0-8721, 3.000%, 09/01/2046	59,440	62,794
G0-8735, 4.500%, 10/01/2046	61,447	67,235
G0-8741, 3.000%, 01/01/2047	1,059,388	1,124,750
G0-8743, 4.000%, 01/01/2047	51,996	56,476
Q4-6279, 3.500%, 02/01/2047	78,142	83,430
Q4-6283, 4.000%, 02/01/2047	70,755	76,422
G0-8752, 4.000%, 03/01/2047	25,942	28,236
Q4-6539, 4.500%, 03/01/2047	13,640	14,790
G0-8757, 3.500%, 04/01/2047	11,826	12,604
G0-8759, 4.500%, 04/01/2047	21,437	23,406
V8-3204, 4.500%, 05/01/2047	49,699	53,928
Q4-9100, 4.000%, 07/01/2047	142,270	153,458
Q4-9394, 4.500%, 07/01/2047	92,297	100,517
Q4-9888, 3.500%, 08/01/2047	61,031	64,977
Q5-0035, 3.500%, 08/01/2047	93,732	99,851
Q5-0109, 3.500%, 08/01/2047	14,142	15,035
G6-1228, 4.000%, 08/01/2047	184,952	200,935
G0-8779, 3.500%, 09/01/2047	259,430	274,397
G0-8785, 4.000%, 10/01/2047	137,786	147,830
Q5-2319, 3.500%, 11/01/2047	194,700	207,116
G6-1631, 3.500%, 11/01/2047	222,131	237,792
G6-1467, 4.000%, 11/01/2047	210,929	226,997
G6-1281, 3.500%, 01/01/2048	106,352	113,961
G0-8800, 3.500%, 02/01/2048	157,874	167,474
Q5-4463, 4.000%, 02/01/2048	85,896	92,864
G6-7710, 3.500%, 03/01/2048	196,090	211,229

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Freddie Mac Multifamily Structured Pass Through Certificates
K-098, 1.515%, 08/25/2029(d)(e)	$1,985,000	$203,085
Freddie Mac Pool
SB-0525, 2.000%, 05/01/2036	467,189	483,984
RC-1914, 2.000%, 06/01/2036	492,533	510,239
ZS-9972, 3.000%, 03/01/2042	982,416	1,047,285
ZM-0630, 4.000%, 01/01/2046	716,394	784,891
ZT-0390, 4.000%, 03/01/2046	124,008	136,626
SD-0035, 3.000%, 04/01/2047	638,540	676,863
ZM-4908, 3.500%, 11/01/2047	311,520	331,317
ZA-5250, 4.000%, 01/01/2048	308,782	332,620
ZS-4759, 3.500%, 03/01/2048	203,862	216,426
ZM-6197, 4.000%, 04/01/2048	770,287	829,704
SD-0298, 3.000%, 11/01/2048	447,519	472,002
ZN-2103, 4.500%, 12/01/2048	59,470	64,186
ZA-7141, 3.000%, 06/01/2049	89,433	93,613
SD-8013, 4.500%, 09/01/2049	154,524	167,292
SI-2009, 3.000%, 10/01/2049	526,605	553,834
QA-5549, 3.000%, 12/01/2049	355,558	372,760
QA-7325, 3.000%, 02/01/2050	230,981	242,845
QA-6750, 3.000%, 02/01/2050	217,309	228,326
QA-8311, 3.000%, 03/01/2050	282,067	297,031
SD-8068, 3.000%, 06/01/2050	821,932	859,512
RA-2970, 2.500%, 07/01/2050	242,797	253,138
SD-8074, 3.000%, 07/01/2050	121,247	126,791
SD-8075, 3.500%, 07/01/2050	736,309	779,017
QB-2682, 2.500%, 08/01/2050	168,933	175,716
SD-8084, 3.000%, 08/01/2050	355,067	371,301
SD-8098, 2.000%, 10/01/2050	2,782,965	2,825,025
QB-4785, 2.500%, 10/01/2050	239,301	248,909
QB-6037, 2.500%, 11/01/2050	179,591	186,801
SD-8122, 2.500%, 01/01/2051	537,779	559,370
SD-8123, 3.000%, 01/01/2051	798,046	837,218
RA-4527, 2.500%, 02/01/2051	375,779	390,866
SD-8129, 2.500%, 02/01/2051	732,814	762,235
SD-8135, 2.500%, 03/01/2051	259,391	269,805
QC-0945, 2.500%, 04/01/2051	917,127	953,948
SD-8147, 2.500%, 05/01/2051	566,233	588,967
QC-2565, 2.000%, 06/01/2051	591,120	600,054
QC-3907, 2.500%, 07/01/2051	499,004	519,842
QC-4235, 2.500%, 07/01/2051	848,484	882,550
SD-8156, 2.500%, 07/01/2051	495,484	515,377
SD-8160, 2.000%, 08/01/2051	897,098	910,657
Freddie Mac REMICS
4122, 4.000%, 10/15/2042(e)	562,031	88,038
4121, 6.105% (1 Month LIBOR USD + 6.200%), 10/15/2042(c)(e)	676,586	140,846
4159, 6.055% (1 Month LIBOR USD + 6.150%), 01/15/2043(c)(e)	350,736	78,014
4459, 4.000%, 08/15/2043(e)	555,280	78,449
4385, 4.500%, 09/15/2044(e)	271,881	44,495
4572, 5.955% (1 Month LIBOR USD + 6.050%), 04/15/2046(c)(e)	567,502	119,703
4583, 5.905% (1 Month LIBOR USD + 6.000%), 05/15/2046(c)(e)	619,205	114,056
4616, 5.905% (1 Month LIBOR USD + 6.000%), 09/15/2046(c)(e)	1,540,995	305,369
4623, 5.905% (1 Month LIBOR USD + 6.000%), 10/15/2046(c)(e)	1,204,860	291,680
4648, 5.905% (1 Month LIBOR USD + 6.000%), 01/15/2047(c)(e)	577,446	126,104

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-DNA2, 3.534% (1 Month LIBOR USD + 3.450%), 10/25/2029(c)	$930,000	$962,509
2017-HQA2, 2.734% (1 Month LIBOR USD + 2.650%), 12/25/2029(c)	452,551	461,035
2017-DNA3, 2.584% (1 Month LIBOR USD + 2.500%), 03/25/2030(c)	285,000	291,029
2017-HQA3, 2.434% (1 Month LIBOR USD + 2.350%), 04/25/2030(c)	923,213	940,139
2018-DNA1, 1.884% (1 Month LIBOR USD + 1.800%), 07/25/2030(c)	482,165	485,317
2018-HQA1, 2.384% (1 Month LIBOR USD + 2.300%), 09/25/2030(c)	748,747	759,183
2019-CS03, 0.084% (1 Month LIBOR USD + 0.000%), 10/25/2032(b)(c)	938,477	926,918
2020-HQA5, 1.150% (SOFR30A + 1.100%), 11/25/2050(b)(c)	291,295	291,538
Ginnie Mae
#TBA, 3.000%, 09/15/2042	5,260,000	5,499,166
#TBA, 3.500%, 09/15/2042	370,000	389,396
#TBA, 2.000%, 09/15/2050	1,935,000	1,975,665
#TBA, 2.500%, 09/15/2050	2,580,000	2,676,145
Ginnie Mae II Pool
MA0699M, 3.500%, 01/20/2043	32,315	34,869
MA0783M, 3.500%, 02/20/2043	44,723	48,219
MA0934M, 3.500%, 04/20/2043	31,305	33,783
MA3663M, 3.500%, 05/20/2046	62,478	66,558
MA3803M, 3.500%, 07/20/2046	24,493	26,074
MA4510M, 3.500%, 06/20/2047	101,931	108,328
MA4586M, 3.500%, 07/20/2047	140,628	149,350
MA4652M, 3.500%, 08/20/2047	95,110	101,093
MA4900M, 3.500%, 12/20/2047	73,242	77,753
MA6542M, 3.500%, 03/20/2050	450,488	473,468
MA6600M, 3.500%, 04/20/2050	30,816	32,450
MA6601M, 4.000%, 04/20/2050	142,220	150,907
MA7192M, 2.000%, 02/20/2051	363,050	371,018
MA7193M, 2.500%, 02/20/2051	411,248	426,743
MA7254M, 2.000%, 03/20/2051	365,566	373,599
MA7255M, 2.500%, 03/20/2051	967,548	1,004,563
MA7311M, 2.000%, 04/20/2051	1,025,527	1,048,117
MA7312M, 2.500%, 04/20/2051	1,028,308	1,067,410
MA7367M, 2.500%, 05/20/2051	369,876	383,849
MA7418M, 2.500%, 06/20/2051	744,181	772,754
MA7472M, 2.500%, 07/20/2051	473,421	491,364
Government National Mortgage Association
2013-23, 3.500%, 02/20/2043(e)	764,530	134,403
2015-162, 6.662% (1 Month LIBOR USD + 6.750%), 11/20/2045(c)(e)	1,217,128	302,960
2018-007, 6.112% (1 Month LIBOR USD + 6.200%), 01/20/2048(c)(e)	1,402,176	300,864
Uniform Mortgage Backed Securities
#TBA, 2.000%, 09/15/2035	2,745,000	2,841,179
#TBA, 3.500%, 09/15/2041	2,025,000	2,142,229
#TBA, 3.000%, 09/15/2042	8,260,000	8,640,734
#TBA, 2.500%, 09/15/2046	13,250,000	13,766,543
#TBA, 2.000%, 09/15/2050	2,185,000	2,216,239

Total Agency Mortgage Backed Securities (Cost $148,332,522)		149,758,991

Municipal Bonds—0.29%
California State University
2.965%, 11/01/2039	360,000	370,002
3.065%, 11/01/2042	315,000	322,829
University of California
1.614%, 05/15/2030	700,000	699,292

Total Municipal Bonds (Cost $1,375,000)		1,392,123

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Principal Amount	Value
U.S. Government Agency Issues—0.46%
Federal Home Loan Mortgage Corp.
0.375%, 09/23/2025	$225,000	$222,754
Federal National Mortgage Association
0.500%, 11/07/2025	255,000	253,540
0.750%, 10/08/2027	745,000	741,224
0.875%, 08/05/2030	575,000	551,189
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	465,562

Total U.S. Government Agency Issues (Cost $2,184,146)		2,234,269

U.S. Government Notes/Bonds—11.44%
United States Treasury Inflation Indexed Bonds
2.125%, 02/15/2040	905,069	1,377,699
0.250%, 02/15/2050	3,260,197	3,799,879
United States Treasury Notes/Bonds
1.750%, 09/30/2022	9,295,000	9,460,349
2.625%, 06/30/2023	955,000	997,621
0.250%, 05/15/2024	14,236,100	14,198,841
0.375%, 01/31/2026	2,735,000	2,697,073
0.750%, 03/31/2026	2,025,000	2,028,085
1.500%, 02/15/2030	10,000	10,242
0.625%, 08/15/2030(f)	1,000	948
1.250%, 08/15/2031	6,825,000	6,792,475
3.125%, 11/15/2041	125,000	152,851
3.000%, 05/15/2042	255,000	306,359
2.750%, 08/15/2042	1,035,000	1,197,204
3.125%, 02/15/2043	640,000	784,025
3.625%, 08/15/2043	5,000	6,597
3.125%, 08/15/2044	1,140,000	1,404,560
3.000%, 11/15/2044	5,627,300	6,804,197
2.375%, 11/15/2049	585,000	642,952
2.000%, 02/15/2050	5,000	5,077
1.875%, 02/15/2051	1,150,000	1,134,637
2.375%, 05/15/2051	1,135,000	1,251,958

Total U.S. Government Notes/Bonds (Cost $54,053,895)		55,053,629

U.S. Treasury Bills—1.75%
United States Treasury Bill
0.041%, 09/30/2021(i)	8,405,000	8,404,778

Total U.S. Treasury Bills (Cost $8,404,719)		8,404,778

	Shares
Exchange-Traded Funds—0.12%
iShares Core U.S. Aggregate Bond ETF	5,004	580,764

Total Exchange-Traded Funds (Cost $577,567)		580,764

Investments Purchased With Collateral From Securities Lending—13.61%
Money Market Fund—13.61%
Mount Vernon Liquid Assets Portfolio, LLC, 0.090%(g)	65,494,251	65,494,251

Total Investments Purchased With Collateral From Securities Lending (Cost $65,494,251)		65,494,251

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Short-Term Investments—0.97%
First American Government Obligations Fund, Class X, 0.026%(g)	4,654,473	$4,654,473

Total Short-Term Investments (Cost $4,654,473)		4,654,473

Total Investments (Cost $576,326,731)—122.02%		587,193,750
Liabilities in Excess of Other Assets—(22.02)%		(105,967,299)

Total Net Assets—100.00%		$481,226,451

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2021.
(b)	Securities issued under Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Floating rate security; the rate shown represents the rate at August 31, 2021. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2021. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	All or portion of this security is out on loan as of August 31, 2021. Total value of securities out on loan is $64,138,398.
(g)	The rate shown represents the seven day yield at August 31, 2021.
(h)	Perpetual maturity. The date referenced is the next call date.
(i)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Abbreviations

#	TBA Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021

	Shares	Value
Common Stocks—95.56%
Accommodation—0.12%
Caesars Entertainment, Inc.(a)	7,000	$711,410
GreenTree Hospitality Group Ltd.—ADR(a)	1,760	16,069
Huazhu Group Ltd.—ADR(a)	2,445	118,069
Penn National Gaming, Inc.(a)(c)	5,652	458,377

		1,303,925

Administration of Human Resource Programs—0.01%
Hailiang Education Group, Inc.—ADR(a)	4,740	170,593

Administrative and Support Services—2.57%
ABM Industries, Inc.	4,076	201,844
Accenture PLC—Class A(b)	19,861	6,684,418
Alibaba Group Holding Ltd.—ADR(a)	19,020	3,176,150
Alliance Data Systems Corp.(c)	3,842	376,939
AMN Healthcare Services, Inc.(a)	2,472	280,621
ASGN, Inc.(a)	2,342	262,749
Atlas Copco AB—Class A—ADR	31,217	2,152,100
Atlas Copco AB—Class B—ADR(c)	22,868	1,324,515
Baker Hughes Co.	69,662	1,586,901
Bilibili, Inc.—ADR(a)(c)	3,228	258,982
Broadridge Financial Solutions, Inc.	9,525	1,640,396
Cloudflare, Inc.—Class A(a)	167	20,164
Conduent, Inc.(a)	34,726	253,500
Criteo SA—ADR(a)	29,743	1,116,255
Deutsche Post AG—ADR	41,234	2,909,471
Evolent Health, Inc.—Class A(a)(c)	3,463	85,051
Expedia Group, Inc.(a)	838	121,091
Fang Holdings Ltd.—ADR(a)	141	1,072
Fortum OYJ—ADR	248,812	1,501,580
Genetron Holdings Ltd.—ADR(a)	2,000	26,580
HeadHunter Group PLC—ADR	3,254	172,495
Hillenbrand, Inc.	7,163	332,506
Jiayin Group, Inc.—ADR(a)	11,742	53,426
Kforce, Inc.	8,370	488,975
ManpowerGroup, Inc.	4,227	513,242
MasTec, Inc.(a)(c)	6,050	553,212
PayPal Holdings, Inc.(a)	1,241	358,227
QIWI PLC—ADR(c)	1,524	14,569
Robert Half International, Inc.	1,495	154,583
Secom Co. Ltd.—ADR	48,196	907,530
Telia Co. AB—ADR(c)	8,138	69,336
TrueBlue, Inc.(a)	7,301	199,536
TTEC Holdings, Inc.	4,901	516,860
Tuniu Corp.—ADR(a)	12,106	20,701

		28,335,577

Air Transportation—0.04%
Atlas Air Worldwide Holdings, Inc.(a)(c)	4,212	308,192
Controladora Vuela Cia de Aviacion SAB de CV—ADR(a)	2,047	40,674
Swire Pacific Ltd.—Class A—ADR(c)	9,942	66,711

		415,577

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Ambulatory Health Care Services—1.12%
Acadia Healthcare Co., Inc.(a)(c)	4,520	$298,862
Accustem Sciences Ltd.—ADR(a)(c)	54,218	17,214
Amedisys, Inc.(a)	1,476	270,772
CareDx, Inc.(a)(c)	2,247	164,660
DaVita, Inc.(a)	16,140	2,110,627
DBV Technologies SA—ADR(a)	9,271	54,884
Laboratory Corp. of America Holdings(a)	7,051	2,139,133
LHC Group, Inc.(a)(c)	1,595	297,882
Medpace Holdings, Inc.(a)(c)	2,731	497,998
Molina Healthcare, Inc.(a)	2,377	638,866
Novocure Ltd.(a)(b)(c)	3,262	437,793
Progyny, Inc.(a)(c)	2,496	139,452
Quest Diagnostics, Inc.	12,604	1,926,269
Select Medical Holdings Corp.	10,336	357,316
Sonic Healthcare Ltd.—ADR	91,275	2,894,331
Surgery Partners, Inc.(a)(c)	3,320	163,344

		12,409,403

Animal Production and Aquaculture—0.00%
Cresud SACIF y A—ADR(a)	1,913	11,134

Apparel Manufacturing—0.13%
ANTA Sports Products Ltd.—ADR(c)	1,423	727,153
Deckers Outdoor Corp.(a)	984	411,755
G-III Apparel Group Ltd.(a)(c)	5,952	184,095
Shenzhou International Group Holdings Ltd.—ADR	6,407	138,647

		1,461,650

Beverage and Tobacco Product Manufacturing—1.04%
Altria Group, Inc.	46,119	2,316,557
Cia Cervecerias Unidas SA—ADR	8,418	170,801
Coca-Cola Bottlers Japan Holdings, Inc.—ADR	626	4,344
Coca-Cola Consolidated, Inc.	378	153,528
Coca-Cola Femsa SAB de CV—ADR	5,663	327,888
Constellation Brands, Inc.—Class A	1,073	226,553
Embotelladora Andina SA—Class A—ADR	5,906	70,842
Embotelladora Andina SA—Class B—ADR	7,036	103,429
Kirin Holdings Co. Ltd.—ADR	43,192	777,456
Molson Coors Brewing Co.—Class B(c)	21,947	1,043,142
Monster Beverage Corp.(a)	5,747	560,735
Philip Morris International, Inc.	40,044	4,124,532
Swedish Match AB—ADR	157,953	1,450,088
Vector Group Ltd.	12,956	194,599

		11,524,494

Broadcasting (except Internet)—1.80%
Altice USA, Inc.—Class A(a)(c)	16,886	463,352
Comcast Corp.—Class A	80,973	4,913,443
Discovery, Inc.—Class A(a)(c)	43,772	1,262,384
Discovery, Inc.—Class C(a)(c)	77,944	2,150,475
DISH Network Corp.—Class A(a)	36,785	1,603,458
EW Scripps Co.—Class A	10,036	186,067
Fox Corp.—Class A(c)	60,187	2,253,401
Fox Corp.—Class B	25,228	873,646
Grupo Televisa SAB—ADR	35,988	472,522

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
ITV PLC—ADR(a)	5,929	$95,457
Nexstar Media Group, Inc.—Class A	3,535	529,366
ProSiebenSat.1 Media SE—ADR	123,080	579,707
Roku, Inc.(a)	3,298	1,162,215
ViacomCBS, Inc.—Class A	17,955	825,571
ViacomCBS, Inc.—Class B	53,113	2,201,534
WideOpenWest, Inc.(a)(c)	12,611	267,605

		19,840,203

Building Material and Garden Equipment and Supplies Dealers—0.41%
Lowe’s Companies, Inc.	10,995	2,241,771
Snap-on, Inc.(c)	9,993	2,247,925

		4,489,696

Chemical Manufacturing—6.75%
Abbott Laboratories	14,761	1,865,348
AbbVie, Inc.	14,167	1,711,090
Amyris, Inc.(a)(c)	5,273	79,359
Asahi Kasei Corp.—ADR	23,598	486,591
Astellas Pharma, Inc.—ADR	46,745	784,381
AstraZeneca PLC—ADR	41,718	2,431,325
Bicycle Therapeutics PLC—ADR(a)	847	30,238
Biondvax Pharmaceuticals Ltd.—ADR(a)	50,005	134,513
Bio-Techne Corp.(c)	1,298	647,884
Blueprint Medicines Corp.(a)(c)	3,461	322,807
Catalent, Inc.(a)	5,047	658,331
CF Industries Holdings, Inc.	19,687	894,184
Chugai Pharmaceutical Co. Ltd.—ADR(c)	57,934	1,129,713
Clinuvel Pharmaceuticals Ltd.—ADR	5,965	161,652
Corcept Therapeutics, Inc.(a)	10,392	221,142
Covestro AG—ADR	32,754	1,064,176
CSL Ltd.—ADR	2,378	271,068
D&L Industries, Inc.—ADR	4,031	16,366
Daiichi Sankyo Co. Ltd.—ADR	53,949	1,284,526
Denali Therapeutics, Inc.(a)	5,571	296,377
Dow, Inc.	608	38,243
Dr Reddy’s Laboratories Ltd.—ADR	8,520	547,069
DuPont de Nemours, Inc.	24,188	1,790,396
Eastman Chemical Co.	5,748	650,444
Eisai Co. Ltd.—ADR(c)]	6,081	502,169
Element Solutions, Inc.	4,805	109,218
Eli Lilly & Co.	7,107	1,835,667
Emergent BioSolutions, Inc.(a)(c)	3,458	218,131
Fate Therapeutics, Inc.(a)	2,116	154,997
GlaxoSmithKline PLC—ADR	20,357	829,344
H Lundbeck A/S—ADR	7,039	208,354
Halozyme Therapeutics, Inc.(a)	8,752	367,496
Horizon Therapeutics PLC(a)(b)	5,763	622,923
Innoviva, Inc.(a)	17,143	261,602
Intellia Therapeutics, Inc.(a)	2,124	340,966
Ipsen SA—ADR	10,399	258,103
Jazz Pharmaceuticals PLC(a)(b)	2,263	298,060
Johnson & Johnson	41,902	7,254,494
Johnson Matthey PLC—ADR	54	4,415
Kao Corp.—ADR(c)	103,520	1,243,276

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Kazia Therapeutics Ltd.—ADR(a)	23,533	$255,333
Kose Corp.—ADR	35,415	850,668
Kronos Worldwide, Inc.	1,476	19,542
Kuraray Co. Ltd.—ADR	4,197	118,376
LyondellBasell Industries NV—Class A(b)	5,050	506,768
Merck & Co., Inc.	14,004	1,068,365
Merck KGaA—ADR	34,616	1,647,722
Meridian Bioscience, Inc.(a)(c)	5,981	121,055
Moderna, Inc.(a)	6,365	2,397,632
Mosaic Co.	17,662	568,363
Myriad Genetics, Inc.(a)	4,335	155,106
Neurocrine Biosciences, Inc.(a)	2,461	234,287
Novartis AG—ADR	23,394	2,161,372
Novavax, Inc.(a)	859	204,906
Novo Nordisk A/S—ADR	87,645	8,761,872
Nu Skin Enterprises, Inc.—Class A(c)	3,322	168,160
Ono Pharmaceutical Co. Ltd.—ADR(c)	123,210	985,680
OPKO Health, Inc.(a)(c)	44,968	173,576
Otsuka Holdings Co. Ltd.—ADR	42,805	909,178
Pacira BioSciences, Inc.(a)	1,941	115,082
Pfizer, Inc.	67,993	3,132,438
Prestige Consumer Healthcare, Inc.(a)	6,616	379,692
Procter & Gamble Co.	1,437	204,614
Quidel Corp.(a)(c)	1,823	235,076
Repligen Corp.(a)	3,338	944,587
Rogers Corp.(a)	1,297	275,496
Sage Therapeutics, Inc.(a)	6,644	307,019
Sanofi—ADR	66,701	3,453,778
Santen Pharmaceutical Co. Ltd.—ADR	19,039	287,108
Shin-Etsu Chemical Co. Ltd.—ADR	61,914	2,559,214
Shionogi & Co Ltd.—ADR	43,796	691,539
SpringWorks Therapeutics, Inc.(a)	1,488	111,749
Sumitomo Chemical Co. Ltd.—ADR	10,364	263,764
Supernus Pharmaceuticals, Inc.(a)(c)	9,425	259,470
Sysmex Corp.—ADR	23,678	1,341,595
Takeda Pharmaceutical Co. Ltd.—ADR	48,965	812,329
TG Therapeutics, Inc.(a)(c)	1,232	33,350
Trinity Biotech PLC—ADR(a)	110,901	293,888
Tronox Holdings PLC—Class A(b)(c)	16,158	341,419
Twist Bioscience Corp.(a)(c)	1,562	176,834
United Therapeutics Corp.(a)	4,733	1,017,027
West Pharmaceutical Services, Inc.	5,028	2,270,745
Westlake Chemical Corp.	7,526	657,396
XTL Biopharmaceuticals Ltd.—ADR(a)(c)	3,218	15,929
Yara International ASA—ADR	37,263	935,115

		74,450,652

Clothing and Clothing Accessories Stores—0.92%
Abercrombie & Fitch Co.—Class A(a)	10,422	372,691
American Eagle Outfitters, Inc.(c)	5,195	158,551
ASOS PLC—ADR(a)	4,175	222,381
Bath & Body Works, Inc.(a)(c)	36,073	2,434,206
Buckle, Inc.(c)	8,625	334,046
Burberry Group PLC—ADR	3,717	94,784
Fast Retailing Co. Ltd.—ADR	20,534	1,349,289

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Foot Locker, Inc.	7,403	$419,676
Gap, Inc.(c)	8,752	233,941
Genesco, Inc.(a)(c)	2,019	125,239
H & M Hennes & Mauritz AB—ADR(a)	49,315	194,794
KKR & Co, Inc.—Class A	30,651	1,970,553
Mr Price Group Ltd.—ADR	29,363	445,437
Pandora A/S—ADR	39,297	1,178,517
Signet Jewelers Ltd.(b)	3,655	289,476
Zumiez, Inc.(a)(c)	6,875	276,306

		10,099,887

Computer and Electronic Product Manufacturing—15.58%
ADTRAN, Inc.	8,992	185,775
Advanced Micro Devices, Inc.(a)	11,448	1,267,523
Advantest Corp.—ADR(c)	13,576	1,190,615
Agilent Technologies, Inc.(c)	12,539	2,200,218
Alphabet, Inc.—Class A(a)	4,318	12,496,076
Alphabet, Inc.—Class C(a)	3,541	10,301,619
Amkor Technology, Inc.(c)	12,749	350,215
Amphenol Corp.—Class A	17,790	1,363,248
Apple, Inc.	74,216	11,268,214
ASE Technology Holding Co Ltd.—ADR(c)	70,800	656,316
AU Optronics Corp.—ADR	33,995	212,469
Avanos Medical, Inc.(a)(c)	4,433	146,289
Avaya Holdings Corp.(a)	10,404	209,849
Bio-Rad Laboratories, Inc.—Class A(a)	2,962	2,383,877
Bloom Energy Corp.—Class A(a)	2,839	60,811
Brainsway Ltd.—ADR(a)	2,952	23,439
Broadcom, Inc.	6,912	3,436,716
Bruker Corp.	4,785	422,563
ChipMOS Technologies, Inc.—ADR	7,529	320,510
Ciena Corp.(a)	6,020	343,923
Cirrus Logic, Inc.(a)	4,899	409,899
Cisco Systems, Inc.	77,419	4,569,270
Danaher Corp.	10,667	3,457,815
Dell Technologies, Inc.—Class C(a)	29,287	2,854,311
Diodes, Inc.(a)	4,695	454,617
Dolby Laboratories, Inc.—Class A	4,586	454,518
Enphase Energy, Inc.(a)	7,102	1,233,830
FormFactor, Inc.(a)	8,116	315,550
Fortinet, Inc.(a)	4,660	1,468,552
Hologic, Inc.(a)	35,234	2,788,771
HP, Inc.	132,770	3,948,580
IDEXX Laboratories, Inc.(a)	1,053	709,469
Intel Corp.	83,324	4,504,495
Jabil, Inc.	10,052	621,013
JinkoSolar Holding Co. Ltd.—ADR(a)	4,473	220,072
Juniper Networks, Inc.(c)	11,438	331,473
Keysight Technologies, Inc.(a)	19,712	3,535,939
Kyocera Corp.—ADR	11,375	707,184
Lam Research Corp.	7,318	4,426,073
Lattice Semiconductor Corp.(a)	6,376	396,077
LG Display Co. Ltd.—ADR(a)	31,781	279,991
Logitech International SA(b)	4,898	501,310
Loral Space & Communications, Inc.	2,139	89,859

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Lumentum Holdings, Inc.(a)(c)	2,434	$210,882
MACOM Technology Solutions Holdings, Inc.(a)	2,752	167,074
Medtronic PLC(b)	13,351	1,782,091
Methode Electronics, Inc.(c)	10,139	472,173
Micron Technology, Inc.(a)	56,773	4,184,170
MKS Instruments, Inc.(c)	2,922	430,060
Monolithic Power Systems, Inc.(c)	1,098	543,433
Motorola Solutions, Inc.	9,759	2,383,343
Nano Dimension Ltd.—ADR(a)	15,138	96,883
NetApp, Inc.	45,548	4,050,584
NETGEAR, Inc.(a)(c)	8,761	313,031
Nitto Denko Corp.—ADR(c)	37,839	1,433,720
NVIDIA Corp.	23,425	5,243,686
O2Micro International Ltd.—ADR(a)	5,692	40,641
Omnicell, Inc.(a)(c)	1,803	279,952
Omron Corp.—ADR	14,903	1,401,627
ON Semiconductor Corp.(a)	62,300	2,763,628
Onto Innovation, Inc.(a)(c)	5,170	383,252
OSI Systems, Inc.(a)(c)	3,074	304,142
Panasonic Corp.—ADR	108,686	1,304,232
PerkinElmer, Inc.	3,975	734,580
Plantronics, Inc.(a)	4,045	120,460
Power Integrations, Inc.(c)	3,910	424,782
Qorvo, Inc.(a)	19,647	3,694,225
QUALCOMM, Inc.	35,670	5,232,432
ReneSola Ltd.—ADR(a)	5,775	40,425
Rohm Co. Ltd.—ADR(c)	17,025	814,731
Sanmina Corp.(a)(c)	10,772	425,279
Seagate Technology Holdings PLC(b)	40,244	3,524,972
Seiko Epson Corp.—ADR	109,371	1,017,150
Sharp Corp.—ADR	80,529	260,109
Skyworks Solutions, Inc.	14,444	2,649,896
Sonos, Inc.(a)	7,140	283,672
Sony Group Corp.—ADR	38,869	4,021,387
Sumitomo Electric Industries Ltd.—ADR	33,761	462,863
SunPower Corp.(a)(c)	5,154	111,069
Super Micro Computer, Inc.(a)	7,597	277,594
Synaptics, Inc.(a)(c)	2,878	546,187
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	53,993	6,425,707
TDK Corp.—ADR	6,586	689,488
Teradyne, Inc.	23,454	2,848,254
Texas Instruments, Inc.	12,520	2,390,193
Thermo Fisher Scientific, Inc.	10,961	6,082,807
Toshiba Corp.—ADR	6,863	148,893
Trane Technologies PLC(b)\	2,358	468,063
Trimble, Inc.(a)	23,121	2,178,461
United Microelectronics Corp.—ADR	76,597	870,908
Varex Imaging Corp.(a)	3,652	106,529
Vishay Intertechnology, Inc.	15,240	334,823
VTech Holdings Ltd.—ADR	33,857	334,165
Waters Corp.(a)	4,111	1,702,036
Western Digital Corp.(a)(c)	51,611	3,261,815
Xperi Holding Corp.	18,906	404,021
Zebra Technologies Corp.—Class A(a)	6,671	3,917,011
Zepp Health Corp.—ADR(a)	6,931	75,409

		171,787,933

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Construction of Buildings—1.16%
Avantor, Inc.(a)	12,463	$491,541
Barratt Developments PLC—ADR	16,329	335,561
Daito Trust Construction Co. Ltd.—ADR	20,226	553,990
Daiwa House Industry Co. Ltd.—ADR	23,443	713,136
DR Horton, Inc.	27,654	2,644,275
KB Home	1,569	67,514
Lennar Corp.—Class A	20,681	2,219,278
Lennar Corp.—Class B	24,649	2,157,280
LGI Homes, Inc.(a)(c)	1,441	231,036
MDC Holdings, Inc.	8,392	438,482
Mitie Group PLC—ADR(a)	113,343	476,041
Persimmon PLC—ADR	635	51,467
PulteGroup, Inc.	31,061	1,672,945
Toll Brothers, Inc.	3,846	246,375
Tri Pointe Homes, Inc.(a)	13,361	317,591
Tutor Perini Corp.(a)	9,878	142,441

		12,758,953

Couriers and Messengers—0.22%
FedEx Corp.	9,023	2,397,321

Credit Intermediation and Related Activities—4.67%
Ally Financial, Inc.	40,271	2,130,336
Associated Banc-Corp(c)	9,559	197,107
Australia & New Zealand Banking Group Ltd.—ADR	49,699	1,006,902
B&M European Value Retail SA—ADR(c)	11,298	347,131
Banco BBVA Argentina SA—ADR(a)	37,622	163,656
Banco Bilbao Vizcaya Argentaria SA—ADR	524,308	3,428,974
Banco de Chile—ADR	9,596	187,506
Banco Macro SA—ADR(a)	8,680	162,316
Banco Santander Chile—ADR	25,677	540,501
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand—ADR	45,917	267,696
Banco Santander SA—ADR	3,293	12,151
Bank Hapoalim BM—ADR	584	25,258
Bank Mandiri Persero Tbk PT—ADR	67,816	577,114
Bank of East Asia Ltd.—ADR	169,281	287,778
Bank Rakyat Indonesia Persero Tbk PT—ADR	61,066	838,436
Barclays PLC—ADR	176,705	1,811,226
BNP Paribas SA—ADR	179,631	5,683,525
BOC Hong Kong Holdings Ltd.—ADR	507	30,572
China Merchants Bank Co. Ltd.—ADR(c)	7,118	292,336
Citigroup, Inc.	2,384	171,433
Commonwealth Bank of Australia—ADR	12,813	935,733
Credit Agricole SA—ADR	203,675	1,458,313
Danske Bank A/S—ADR	122,488	1,033,799
DBS Group Holdings Ltd.—ADR	4,311	383,981
DNB Bank ASA—ADR(a)(c)	105,415	2,235,852
Encore Capital Group, Inc.(a)(c)	3,070	151,075
Fifth Third Bancorp	10,589	411,489
FinVolution Group—ADR	51,328	312,588
Grupo Financiero Banorte SAB de CV—ADR	7,772	255,155
Grupo Financiero Galicia SA—ADR	7,147	77,045
Hachijuni Bank Ltd.—ADR	11,170	384,639

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
HDFC Bank Ltd.—ADR	13,890	$1,087,726
Hilltop Holdings, Inc.(c)	15,391	515,137
ICICI Bank Ltd.—ADR	79,236	1,554,610
JPMorgan Chase & Co.	6,657	1,064,787
Malayan Banking Bhd—ADR	100	404
Mizuho Financial Group, Inc.—ADR	577,006	1,604,077
National Australia Bank Ltd.—ADR	175,949	1,780,604
Nelnet, Inc.—Class A	2,776	224,523
New York Community Bancorp, Inc.(c)	7,517	94,113
OneMain Holdings, Inc.	8,618	498,379
ORIX Corp.—ADR	23,093	2,163,583
PennyMac Financial Services, Inc.(c)	3,879	258,147
PNC Financial Services Group, Inc.	4,994	954,353
Popular, Inc.(b)	5,796	440,148
Regions Financial Corp.	31,820	650,083
Sberbank of Russia PJSC—ADR	85,754	1,532,424
Simmons First National Corp.—Class A	6,789	197,220
Smith & Wesson Brands, Inc.	8,576	206,939
Sumitomo Mitsui Trust Holdings, Inc.—ADR	43,557	144,609
Svenska Handelsbanken AB—ADR	210,397	1,171,385
Swedbank AB—ADR	107,774	2,081,116
UBS Group AG(b)	197,133	3,284,236
Wells Fargo & Co.	44,280	2,023,596
Western Union Co.(c)	38,310	829,028
Westpac Banking Corp.—ADR	47,838	901,746
World Acceptance Corp.(a)	916	173,921
Xiaobai Maimai, Inc.—ADR(a)	64	115
Zions Bancorp NA	4,348	251,749

		51,490,381

Crop Production—0.14%
Japan Tobacco, Inc.—ADR	154,881	1,489,955
SLC Agricola SA—ADR	6,118	47,506

		1,537,461

Data Processing, Hosting and Related Services—0.10%
21Vianet Group, Inc.—ADR(a)	251	4,967
CSG Systems International, Inc.	6,009	289,694
Inovalon Holdings, Inc.—Class A(a)	4,674	190,933
Mercury Fintech Holding, Inc.—ADR(a)(c)	19,600	60,172
Sciplay Corp.—Class A(a)	15,866	296,853
Sify Technologies Ltd.—ADR(a)(c)	32,265	117,767
Sohu.com Ltd.—ADR(a)	1,158	27,097
Upwork, Inc.(a)(c)	2,232	99,793

		1,087,276

Educational Services—0.02%
American Public Education, Inc.(a)	4,915	129,265
Bright Scholar Education Holdings Ltd.—ADR	7,820	26,274
China Online Education Group—ADR(a)	857	2,700
New Oriental Education & Technology Group, Inc.—ADR(a)	8,710	19,685
TAL Education Group—ADR(a)	1,374	7,310

		185,234

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Electrical Equipment, Appliance, and Component Manufacturing—1.53%
ABB Ltd.—ADR	33,814	$1,250,780
Acuity Brands, Inc.(c)	1,122	207,043
AZZ, Inc.	4,363	233,639
GrafTech International Ltd.(c)	22,784	252,219
Hitachi Ltd.—ADR	24,348	2,685,584
Hubbell, Inc.	3,514	724,271
iRobot Corp.(a)(c)	2,050	166,296
Mitsubishi Electric Corp.—ADR	42,676	1,164,628
Murata Manufacturing Co. Ltd.—ADR	126,843	2,612,965
Nidec Corp.—ADR	83,691	2,402,769
Plug Power, Inc.(a)(c)	13,704	357,126
Regal Beloit Corp.	2,512	375,343
Resideo Technologies, Inc.(a)	11,478	370,051
Siemens AG—ADR	20,701	1,713,215
Viomi Technology Co. Ltd.—ADR(a)(c)	43,692	221,955
Whirlpool Corp.(c)	6,148	1,361,967
Yaskawa Electric Corp.—ADR	7,863	767,507

		16,867,358

Electronics and Appliance Stores—0.22%
AMC Networks, Inc.—Class A(a)(c)	5,559	264,219
Best Buy Co., Inc.	16,172	1,884,200
Sega Sammy Holdings, Inc.—ADR	72,278	241,264

		2,389,683

Fabricated Metal Product Manufacturing—1.28%
Alfa Laval AB—ADR	39,272	1,594,836
Assa Abloy AB—ADR	53,750	857,313
Atkore, Inc.(a)	6,058	562,001
Axon Enterprise, Inc.(a)	6	1,091
Emerson Electric Co.	16,314	1,721,127
LVMH Moet Hennessy Louis Vuitton SE—ADR	18,727	2,774,218
Masco Corp.	17,706	1,075,108
Nucor Corp.	25,092	2,949,815
POSCO—ADR	8,934	637,888
Silgan Holdings, Inc.(c)	2,384	101,153
Stanley Black & Decker, Inc.	6,255	1,208,903
Valmont Industries, Inc.	1,071	266,529
Vista Outdoor, Inc.(a)	7,848	320,591

		14,070,573

Food and Beverage Stores—0.90%
Aeon Co. Ltd.—ADR	45,662	1,199,769
Carrefour SA—ADR	482,173	1,835,874
Cia Brasileira de Distribuicao—ADR(c)	45,797	253,257
J Sainsbury PLC—ADR	54,016	902,607
Koninklijke Ahold Delhaize NV—ADR	24,341	824,430
Kroger Co.(c)	49,993	2,301,179
Shoprite Holdings Ltd.—ADR	51,712	653,898
Sprouts Farmers Market, Inc.(a)(c)	8,199	204,155
Tesco PLC—ADR	124,134	1,312,096
Weis Markets, Inc.(c)	8,721	496,661

		9,983,926

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Food Manufacturing—1.61%
Ajinomoto Co., Inc.—ADR(c)	102,772	$3,034,343
Archer-Daniels-Midland Co.	75,680	4,540,800
Bunge Ltd.(b)	7,146	541,024
Conagra Foods, Inc.(c)	14,077	466,230
CP Pokphand Co. Ltd.—ADR	37,849	105,977
Darling Ingredients, Inc.(a)	7,435	553,908
General Mills, Inc.	416	24,049
Hershey Co.	3,798	674,905
Industrias Bachoco SAB de CV—ADR	309	13,519
JBS SA—ADR	13,666	160,712
JM Smucker Co.(c)	12,240	1,513,721
Kraft Heinz Co.(c)	27,982	1,007,072
Marfrig Global Foods SA—ADR	39,431	155,950
Medifast, Inc.	914	208,301
Mondelez International, Inc.—Class A	9,040	561,113
Premier Foods PLC—ADR	204,641	1,704,660
Tate & Lyle PLC—ADR	11,419	444,884
Tiger Brands Ltd.—ADR	5,821	76,430
Tyson Foods, Inc.—Class A	22,903	1,798,343
Wilmar International Ltd.—ADR	4,327	135,781

		17,721,722

Food Services and Drinking Places—0.09%
Casey’s General Stores, Inc.	1,084	221,743
Darden Restaurants, Inc.(c)	5,474	824,658
Texas Roadhouse, Inc.	12	1,140

		1,047,541

Funds, Trusts, and Other Financial Vehicles—0.40%
Absa Group Ltd.—ADR(a)	8,895	194,845
Carlyle Group, Inc.	14,840	732,799
Garmin Ltd.(b)	14,266	2,488,418
Sumitomo Mitsui Financial Group, Inc.—ADR	19,333	133,398
Up Fintech Holding Ltd.—ADR(a)(c)	11,925	164,327
Woolworths Holdings Ltd.(a)(b)	156,425	689,052

		4,402,839

Furniture and Home Furnishings Stores—0.17%
Bed Bath & Beyond, Inc.(a)(c)	7,338	202,089
Herman Miller, Inc.(c)	6,914	290,595
RH(a)(c)	652	456,837
Ryohin Keikaku Co. Ltd.—ADR	7,850	168,383
Williams-Sonoma, Inc.(c)	3,884	725,142

		1,843,046

Furniture and Related Product Manufacturing—0.11%
Fortune Brands Home & Security, Inc.	7,967	775,747
HNI Corp.	5,272	199,756
Natuzzi SpA—ADR(a)	2,324	35,999
Sleep Number Corp.(a)	2,144	198,341

		1,209,843

Gasoline Stations—0.02%
Cango, Inc.—ADR(c)	53,549	235,616

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
General Merchandise Stores—1.72%
Big Lots, Inc.(c)	4,593	$223,495
BJ’s Wholesale Club Holdings, Inc.(a)(c)	2,477	140,347
Costco Wholesale Corp.	7,166	3,264,041
Dillard’s, Inc.—Class A(c)	1,995	379,968
Dollar General Corp.	8,716	1,942,884
Dollar Tree, Inc.(a)	9,033	817,848
Etablissements Franz Colruyt NV—ADR	28,784	402,400
Kohl’s Corp.(c)	9,541	547,653
Macy’s, Inc.(a)	38,353	858,724
Pan Pacific International Holdings Corp.—ADR	40,823	777,678
PriceSmart, Inc.	2,098	177,512
Target Corp.	20,059	4,954,172
Walmart, Inc.	29,963	4,437,520

		18,924,242

Health and Personal Care Stores—0.55%
Aspen Pharmacare Holdings Ltd.—ADR(a)(c)	9,262	124,574
CVS Health Corp.	37,261	3,218,977
Forward Pharma A/S—ADR(a)(c)	1,274	12,065
Rite Aid Corp.(a)(c)	3,663	64,982
Ulta Beauty, Inc.(a)	3,130	1,212,280
Walgreens Boots Alliance, Inc.	28,009	1,421,457

		6,054,335

Heavy and Civil Engineering Construction—0.16%
Granite Construction, Inc.(c)	2,953	119,715
JGC Holdings Corp.—ADR	20,169	332,789
New World Development Co. Ltd.—ADR	44,839	104,026
Primoris Services Corp.	8,368	215,058
Skanska AB—ADR	34,897	1,027,367

		1,798,955

Hospitals—0.47%
HCA Healthcare, Inc.	12,037	3,045,121
Tenet Healthcare Corp.(a)(c)	4,901	369,290
Universal Health Services, Inc.—Class B	11,185	1,742,176

		5,156,587

Insurance Carriers and Related Activities—6.00%
Admiral Group PLC—ADR(c)	12,124	610,443
Aflac, Inc.	54,198	3,071,943
Ageas SA/NV—ADR	10,717	535,528
Alleghany Corp.(a)	338	228,721
Allianz SE—ADR	89,688	2,099,596
Allstate Corp.	20,878	2,824,376
American Equity Invesment Life Holding Co.	869	27,539
American Financial Group, Inc.	4,114	567,485
American National Group, Inc.	2,578	496,265
Anthem, Inc.	6,796	2,549,383
Arch Capital Group Ltd.(a)(b)	5,390	221,529
Assurant, Inc.	1,135	193,075
Athene Holding Ltd.—Class A(a)(b)	5,824	390,033
Aviva PLC—ADR	145,436	1,615,794
Berkshire Hathaway, Inc.—Class A(a)(c)	14	6,018,600

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Berkshire Hathaway, Inc.—Class B(a)	46,202	$13,203,146
Cigna Corp.	8,942	1,892,574
Cincinnati Financial Corp.(c)	18,479	2,280,309
CNO Financial Group, Inc.	25,123	614,509
Direct Line Insurance Group PLC—ADR(c)	40,140	682,380
eHealth, Inc.(a)	18	696
Employers Holdings, Inc.	4,428	182,301
Everest Re Group Ltd.(b)	4,454	1,179,865
Fidelity National Financial, Inc.	22,127	1,080,461
First American Financial Corp.	7,683	541,882
Genworth Financial, Inc.—Class A(a)	35,817	134,314
Gjensidige Forsikring ASA—ADR(c)	44,197	1,048,353
Hartford Financial Services Group, Inc.	25,231	1,696,028
Horace Mann Educators Corp.	448	18,368
Lincoln National Corp.(c)	24,053	1,651,238
Markel Corp.(a)	225	285,806
Mercury General Corp.(c)	5,693	339,929
MS&AD Insurance Group Holdings, Inc.—ADR	81,057	1,311,502
National Western Life Group, Inc.—Class A	384	85,117
NN Group NV—ADR	123,345	3,189,701
Old Republic International Corp.	16,743	435,318
Prudential Financial, Inc.	8,374	886,639
Reinsurance Group of America, Inc.	586	67,871
Safety Insurance Group, Inc.	909	73,911
Selective Insurance Group, Inc.	1,767	147,668
SiriusPoint Ltd.(a)(b)	16,788	164,690
Suncorp Group Ltd.—ADR(c)	47,070	436,810
T&D Holdings, Inc.—ADR(c)	282,543	1,746,116
Tivity Health, Inc.(a)(c)	3,294	76,586
Tokio Marine Holdings, Inc.—ADR	36,686	1,789,543
Topdanmark AS—ADR	17,946	94,037
UnitedHealth Group, Inc.	16,067	6,688,210
Unum Group	13,223	351,996
White Mountains Insurance Group Ltd.(b)	309	346,330

		66,174,514

Leather and Allied Product Manufacturing—0.08%
Crocs, Inc.(a)	1,925	274,929
Tapestry, Inc.(a)	14,152	570,609

		845,538

Lessors of Nonfinancial Intangible Assets (except Copyrighted Works)—0.01%
Marathon Digital Holdings, Inc.(a)(c)	3,560	144,500

Machinery Manufacturing—4.45%
AGCO Corp.	2,977	409,695
Applied Materials, Inc.	46,131	6,233,682
ASML Holding NV(b)	6,608	5,504,728
Brooks Automation, Inc.	6,307	535,843
Canon, Inc.—ADR	49,641	1,181,952
Carrier Global Corp.	2,933	168,941
Casio Computer Co. Ltd.—ADR	1,847	276,311
Caterpillar, Inc.	6,912	1,457,533
Cummins, Inc.	8,748	2,064,353
Daikin Industries Ltd.—ADR	109,468	2,722,469

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Deere & Co.	8,927	$3,374,674
Dover Corp.	9,848	1,717,097
Fabrinet(a)(b)	6,501	669,733
FANUC Corp.—ADR	52,629	1,148,891
FUJIFILM Holdings Corp.—ADR	28,324	2,336,447
General Electric Co.	22,789	2,402,188
Hexagon AB—ADR	40,348	698,020
Husqvarna AB—ADR	34,190	937,832
II-VI, Inc.(a)(c)	5,761	362,828
KLA Corp.	8,781	2,985,188
Komatsu Ltd.—ADR	51,505	1,259,297
Konica Minolta, Inc.—ADR	18,421	191,026
Makita Corp.—ADR	26,529	1,523,826
Mettler-Toledo International, Inc.(a)	336	521,751
Nikon Corp.—ADR	22,295	232,314
NSK Ltd.—ADR	6,607	92,102
Olympus Corp.—ADR	31,764	667,044
Parker Hannifin Corp.	7,620	2,260,625
Ricoh Co Ltd.—ADR	44,355	452,421
SMC Corp.—ADR(c)	48,720	1,559,527
Tokyo Electron Ltd.—ADR	28,284	3,032,893
Weichai Power Co. Ltd.—ADR	4,715	94,489

		49,075,720

Management of Companies and Enterprises—1.71%
America Movil SAB de CV—Class A—ADR	1,652	32,269
America Movil SAB de CV—Class L—ADR	30,447	595,543
Capital One Financial Corp.	15,476	2,568,552
Cie Financiere Richemont SA—ADR	75,027	824,172
Citizens Financial Group, Inc.	29,536	1,293,381
Enstar Group Ltd.(a)(b)	1,036	238,974
Four Seasons Education Cayman, Inc.—ADR(a)	5,798	3,779
Henderson Land Development Co. Ltd.—ADR(c)	74,005	333,763
Jupai Holdings Ltd.—ADR(a)	33,900	46,104
KB Financial Group, Inc.—ADR	22,268	1,013,417
KOC Holding AS—ADR	4,422	61,422
Kuehne + Nagel International AG—ADR	7,109	522,014
Mitsubishi UFJ Financial Group, Inc.—ADR	665,012	3,624,314
Nitori Holdings Co. Ltd.—ADR	29,778	555,360
Puxin Ltd.—ADR(a)	3,875	2,519
Qudian, Inc.—ADR(a)	69,671	118,441
Recruit Holdings Co. Ltd.—ADR	175,429	2,061,291
RWE AG—ADR	6,474	253,004
Seven & i Holdings Co. Ltd.—ADR	84,444	1,837,501
Shinhan Financial Group Co. Ltd.—ADR	23,065	766,911
Telefonica SA—ADR	328,506	1,626,105
Woori Financial Group, Inc.—ADR	15,508	450,662

		18,829,498

Merchant Wholesalers, Durable Goods—1.63%
Arcelik AS—ADR(c)	42,575	829,787
Arrow Electronics, Inc.(a)(c)	6,264	759,322
Avnet, Inc.	11,866	480,098
Cars.com, Inc.(a)	11,388	144,855
CECONOMY AG—ADR(a)	72,451	63,757

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Cie de Saint-Gobain—ADR(c)	144,390	$2,087,879
Coloplast A/S—ADR	61,917	1,077,666
Electrolux AB—Class B—ADR(c)	17,098	869,262
Elekta AB—ADR	39,321	490,726
Geely Automobile Holdings Ltd.—ADR	4,061	292,108
Genuine Parts Co.	1,848	225,807
Glencore PLC—ADR	87,299	783,945
Global Industrial Co.	2,311	88,950
Henry Schein, Inc.(a)	5,844	441,748
Lenovo Group Ltd.—ADR	5,519	122,301
LKQ Corp.(a)	39,909	2,102,805
ODP Corp.(a)	2,608	123,019
Owens & Minor, Inc.(c)	4,372	162,988
Reliance Steel & Aluminum Co.	3,460	519,138
Rexel SA—ADR	1,588	33,791
Rush Enterprises, Inc.—Class A	10,785	475,619
Rush Enterprises, Inc.—Class B	1,479	62,695
Schnitzer Steel Industries, Inc.—Class A	8,725	412,780
Sims Ltd.—ADR	28,784	307,125
SYNNEX Corp.	4,196	533,186
TE Connectivity Ltd.(b)	7,246	1,088,494
Unicharm Corp.—ADR	231,086	2,063,599
Volkswagen AG—ADR	26,312	879,610
WESCO International, Inc.(a)	2,677	313,263
WW Grainger, Inc.	375	162,638

		17,998,961

Merchant Wholesalers, Nondurable Goods—1.71%
Amneal Pharmaceuticals, Inc.(a)	23,405	132,004
Biofrontera AG—ADR	2,646	15,850
Brenntag SE—ADR	47,500	956,650
Bunzl PLC—ADR	952	34,500
Capri Holdings Ltd.(a)(b)	5,142	290,574
Cardinal Health, Inc.	2,567	134,742
Central Garden & Pet Co.—Class A(a)	5,979	249,145
Endo International PLC(a)(b)	38,140	87,341
ENN Energy Holdings Ltd.—ADR	22,089	1,719,629
Gazprom Neft PJSC—ADR	4,170	121,347
Imperial Brands PLC—ADR	68,831	1,484,341
ITOCHU Corp.—ADR	45,768	2,747,910
Koppers Holdings, Inc.(a)	6,844	225,168
Marubeni Corp.—ADR	12,473	988,611
McKesson Corp.	1,231	251,296
Mitsui & Co. Ltd.—ADR	3,079	1,362,950
Orkla ASA—ADR	165,980	1,475,562
Roche Holding AG—ADR	96,451	4,843,769
Suntory Beverage & Food Ltd.—ADR	39,187	786,091
United Natural Foods, Inc.(a)(c)	7,173	263,966
Universal Corp.	4,894	247,636
World Fuel Services Corp.	13,805	446,730

		18,865,812

Mining (except Oil and Gas)—0.66%
Anglo American Platinum Ltd.—ADR	3,254	62,054
Anglo American PLC—ADR	107,931	2,297,851

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
BHP Group PLC—ADR	37,882	$2,372,928
Cia de Minas Buenaventura SAA—ADR(a)	52	390
CNX Resources Corp.(a)(c)	10,319	117,224
DRDGOLD Ltd.—ADR	10,048	98,772
Freeport-McMoRan, Inc.	14,310	520,741
Newmont Corp.	22,347	1,295,902
Summit Materials, Inc.—Class A(a)(c)	384	12,929
Vedanta Ltd.—ADR(c)	32,613	536,810

		7,315,601

Miscellaneous Manufacturing—1.58%
Acushnet Holdings Corp.	11,358	567,446
Align Technology, Inc.(a)	739	523,951
Ansell Ltd.—ADR	3,207	331,925
British American Tobacco PLC—ADR	48,318	1,821,105
Cellect Biotechnology Ltd.—ADR(a)	6,202	32,871
Chow Tai Fook Jewellery Group Ltd.—ADR(c)	39,953	809,048
ConvaTec Group PLC—ADR(c)	2,413	29,994
Cooper Cos., Inc.	4,353	1,961,941
DENTSPLY SIRONA, Inc.	4,336	267,531
EnPro Industries, Inc.	2,960	253,110
Envista Holdings Corp.(a)(c)	6,603	282,542
Getinge AB—ADR	30,225	1,236,203
Haemonetics Corp.(a)	393	24,661
Hoya Corp.—ADR(c)	17,008	2,759,548
ICU Medical, Inc.(a)	541	107,848
Inogen, Inc.(a)	1,142	67,595
Integra LifeSciences Holdings Corp.(a)	3,658	275,191
Itamar Medical Ltd.—ADR(a)	951	20,294
Mattel, Inc.(a)	15,252	325,630
Merit Medical Systems, Inc.(a)(c)	2,246	161,195
Nintendo Co., Ltd.—ADR	36,225	2,176,397
Peloton Interactive, Inc.—Class A(a)(c)	1,477	147,981
Siemens Healthineers AG—ADR	9,482	329,784
Sonova Holding AG—ADR	11,364	875,710
STAAR Surgical Co.(a)(c)	1,554	240,046
Terumo Corp.—ADR(c)	22,359	935,612
Top Glove Corp. Bhd—ADR	40,456	154,137
Yamaha Corp.—ADR	12,609	741,914

		17,461,210

Miscellaneous Store Retailers—0.52%
L’Oreal SA—ADR	24,256	2,277,638
Tractor Supply Co.	7,836	1,522,143
Verizon Communications, Inc.	35,935	1,976,425

		5,776,206

Motion Picture and Sound Recording Industries—0.15%
AMC Entertainment Holdings, Inc.—Class A(a)(c)	19,249	907,206
Lions Gate Entertainment Corp.—Class A(a)(b)	15,958	206,177
Lions Gate Entertainment Corp.—Class B(a)(b)	17,686	207,987
Take-Two Interactive Software, Inc.(a)	2,251	362,906

		1,684,276

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Motor Vehicle and Parts Dealers—0.50%
Advance Auto Parts, Inc.	2,944	$597,190
Asbury Automotive Group, Inc.(a)(c)	2,216	412,708
AutoNation, Inc.(a)(c)	9,136	996,647
AutoZone, Inc.(a)	488	755,986
CarMax, Inc.(a)(c)	5,614	702,929
Carvana Co.(a)(c)	1,256	412,043
Group 1 Automotive, Inc.(c)	2,953	488,544
Lithia Motors, Inc.—Class A(c)	1,618	536,043
Penske Automotive Group, Inc.	5,932	533,465
Sonic Automotive, Inc.—Class A(c)	2,630	132,920

		5,568,475

National Security and International Affairs—0.05%
Leidos Holdings, Inc.	5,985	587,188

Nonmetallic Mineral Product Manufacturing—0.74%
3M Co.	9,241	1,799,592
AGC, Inc.—ADR	91,528	876,838
Corning, Inc.(c)	38,253	1,529,738
HeidelbergCement AG—ADR	38,473	666,737
Loma Negra Cia Industrial Argentina SA—ADR	15,326	120,156
Mohawk Industries, Inc.(a)	9,421	1,863,097
Quanex Building Products Corp.(c)	11,715	276,005
TOTO Ltd.—ADR	12,947	701,727
Wienerberger AG—ADR	39,308	305,030

		8,138,920

Nonstore Retailers—0.96%
Amazon.com, Inc.(a)	818	2,839,106
Baozun, Inc.—ADR(a)	5,606	134,992
Chewy, Inc.—Class A(a)(c)	3,592	316,527
eBay, Inc.	19,752	1,515,768
Etsy, Inc.(a)(c)	8,565	1,852,267
Grupo Aval Acciones y Valores SA—ADR	79,882	469,706
JD.com, Inc.—ADR(a)	14,717	1,156,168
Jumia Technologies AG—ADR(a)(c)	5,400	108,054
Lands’ End, Inc.(a)	6,537	221,277
MonotaRO Co. Ltd.—ADR	24,644	542,168
Overstock.com, Inc.(a)(c)	1,851	133,550
Pinduoduo, Inc.—ADR(a)	2,939	293,959
Yunji, Inc.—ADR(a)(c)	15,964	12,612
ZOZO, Inc.—ADR(c)	123,617	964,213

		10,560,367

Nursing and Residential Care Facilities—0.09%
Brookdale Senior Living, Inc.(a)	25,872	188,866
Ensign Group, Inc.	6,630	541,472
Healthcare Services Group, Inc.(c)	2,200	57,552
National HealthCare Corp.	2,337	172,587

		960,477

Oil and Gas Extraction—1.70%
Antero Resources Corp.(a)(c)	18,295	251,007
AP Moeller—Maersk A/S—ADR	113,037	1,609,647
APA Corp.	17,379	338,543

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Devon Energy Corp.	72,879	$2,153,574
Eni SpA—ADR	30,556	751,066
EOG Resources, Inc.	32,796	2,214,386
Gazprom PJSC—ADR	148,420	1,231,886
Marathon Oil Corp.	50,374	591,895
Matador Resources Co.(c)	7,820	224,825
Murphy Oil Corp.	7,892	167,784
Occidental Petroleum Corp.	5,004	128,553
Ovintiv, Inc.	8,282	225,767
Pampa Energia SA—ADR(a)	2,676	48,730
PDC Energy, Inc.(c)	8,447	352,662
Petroleo Brasileiro SA—ADR	24,083	261,060
Repsol SA—ADR	314,235	3,616,845
Royal Dutch Shell PLC—Class A—ADR	30,027	1,193,874
Royal Dutch Shell PLC—Class B—ADR	81,175	3,195,860
SM Energy Co.	8,246	157,499
Surgutneftegas PJSC—ADR	12,545	57,895

		18,773,358

Other Information Services—0.86%
Facebook, Inc.—Class A(a)	21,659	8,216,991
Phoenix New Media Ltd.—ADR(c)	198,691	252,338
Pinterest, Inc.—Class A(a)	17,943	997,093

		9,466,422

Paper Manufacturing—0.34%
Avery Dennison Corp.	3,855	868,878
Boise Cascade Co.(c)	6,793	392,975
International Paper Co.	30,994	1,862,429
Smurfit Kappa Group PLC—ADR(c)	2,046	117,359
WestRock Co.	9,525	495,681

		3,737,322

Performing Arts, Spectator Sports, and Related Industries—0.07%
Entain PLC—ADR(a)	6,245	166,211
MultiChoice Group—ADR	16,609	132,374
OPAP SA—ADR	22,550	174,537
TEGNA, Inc.	14,757	261,493

		734,615

Personal and Laundry Services—0.10%
Kingfisher PLC—ADR	114,109	1,093,164

Petroleum and Coal Products Manufacturing—0.39%
Carlisle Cos, Inc.	300	63,222
Exxon Mobil Corp.	22,763	1,241,039
Marathon Petroleum Corp.	27,584	1,634,903
OMV AG—ADR(c)	25,092	1,381,566

		4,320,730

Pipeline Transportation—0.10%
Naturgy Energy Group SA—ADR	46,585	237,118
Orsted AS—ADR	15,322	814,824
Transportadora de Gas del Sur SA—Class B—ADR(a)(c)	16,457	87,880

		1,139,822

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Plastics and Rubber Products Manufacturing—0.28%
Berry Global Group, Inc.(a)	5,921	$397,714
Bridgestone Corp.—ADR	50,581	1,161,340
Entegris, Inc.(c)	8,224	988,031
Goodyear Tire & Rubber Co.(a)	5,949	94,232
Nokian Renkaat OYJ—ADR	22,093	419,723

		3,061,040

Postal Service—0.08%
Royal Mail PLC—ADR	61,841	859,590

Primary Metal Manufacturing—1.23%
Alcoa Corp.(a)	13,662	606,183
APERAM SA(b)(c)	8,794	538,457
ArcelorMittal SA(b)	48,974	1,638,180
Cia Siderurgica Nacional SA—ADR	37,961	255,857
Commercial Metals Co.	18,177	592,934
Encore Wire Corp.	6,431	546,699
Grupo Simec SAB de CV—ADR(a)	984	23,493
Kubota Corp.—ADR	18,601	1,917,948
Matthews International Corp.—Class A	5,085	188,298
Mechel PJSC—ADR(a)	22,849	72,431
Nippon Steel Corp.—ADR(c)	55,430	1,125,229
Norsk Hydro ASA—ADR	330,949	2,319,952
Ossen Innovation Co. Ltd.—ADR(a)	8,405	42,277
Steel Dynamics, Inc.	9,740	657,353
Sumitomo Metal Mining Co. Ltd.—ADR(c)	76,645	730,427
Tenaris SA—ADR	58,347	1,173,942
Ternium SA—ADR	8,737	475,118
United States Steel Corp.	12,615	337,451
Usinas Siderurgicas de Minas Gerais SA Usiminas—ADR	13,517	47,715
Worthington Industries, Inc.	5,166	299,370

		13,589,314

Printing and Related Support Activities—0.09%
Dai Nippon Printing Co. Ltd.—ADR	47,996	573,072
TOPPAN, Inc.—ADR	53,359	457,020

		1,030,092

Professional, Scientific, and Technical Services—3.90%
AirNet Technology, Inc.—ADR(a)	417	1,109
Allscripts Healthcare Solutions, Inc.(a)(c)	11,766	180,726
Baidu, Inc.—ADR(a)	6,335	994,722
BioNTech SE—ADR(a)	3,321	1,093,240
CACI International, Inc.—Class A(a)	2,090	538,259
Capgemini SE—ADR(c)	18,990	853,030
Carlsberg AS—ADR	77,161	2,699,092
CDW Corp.	19,542	3,920,320
CGG SA—ADR(a)	285,561	205,604
Charles River Labratories International, Inc.(a)	591	262,321
Cheetah Mobile, Inc.—ADR(a)	967	1,963
China Finance Online Co. Ltd.—ADR(a)	564	2,515
Cognizant Technology Solutions Corp.—Class A	38,730	2,955,486
Dentsu Group, Inc.—ADR	951	34,150
Digital Turbine, Inc.(a)(c)	4,099	239,587
DXC Technology Co.(a)	10,622	390,040

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Ebix, Inc.(c)	6,960	$200,309
EPAM Systems, Inc.(a)	1,849	1,170,066
F5 Networks, Inc.(a)(c)	2,349	478,186
Fujitsu Ltd.—ADR	57,672	2,120,599
Gartner, Inc.(a)	7,146	2,206,256
Genmab A/S—ADR(a)	12,390	587,162
Gravity Co. Ltd.—ADR(a)	7,941	796,482
Immuron Ltd.—ADR(a)(e)(g)	17,250	83,663
Immutep Ltd.—ADR(a)(c)	21,018	89,116
Imperial Holdings Ltd.—ADR	56,172	240,697
Infosys Ltd.—ADR	20,493	488,143
Insight Enterprises, Inc.(a)(c)	6,630	682,161
Interpublic Group of Companies, Inc.	54,337	2,022,967
Jacobs Engineering Group, Inc.	14,284	1,927,769
Maxar Technologies, Inc.(c)	5,285	168,010
Maximus, Inc.	5,943	517,576
Nielsen Holdings PLC(b)(c)	22,013	472,399
NortonLifeLock, Inc.	70,006	1,859,359
Omnicom Group, Inc.(c)	8,831	646,606
Pintec Technology Holdings Ltd.—ADR(a)	6,075	5,922
Publicis Groupe SA—ADR	74,855	1,229,868
Qurate Retail, Inc.—Class A(c)	37,900	418,037
Sandvik AB—ADR	66,158	1,693,645
Snap, Inc.—Class A(a)(c)	20,512	1,561,168
Swatch Group AG—ADR	23,060	323,532
Syneos Health, Inc.(a)	3,754	348,296
Timken Co.	9,602	706,131
Trade Desk, Inc.—Class A(a)	12,167	973,968
Ubiquiti, Inc.(c)	4,023	1,308,923
Unisys Corp.(a)	2,296	55,586
Verint Systems, Inc.(a)(c)	9,359	417,786
Virtu Financial, Inc.—Class A(c)	13,281	325,119
Wipro Ltd.—ADR	103,175	963,655
Worley Ltd.—ADR	82,753	661,362
Wuxi Biologics Cayman, Inc.—ADR(a)	22,999	706,989
Xunlei Ltd.—ADR(a)	18,315	68,498
Yiren Digital Ltd.—ADR(a)	18,669	62,915

		42,961,090

Publishing Industries (except Internet)—3.15%
3D Systems Corp.(a)(c)	7,516	228,787
Activision Blizzard, Inc.(c)	14,052	1,157,463
Adobe, Inc.(a)	467	309,948
Akamai Technologies, Inc.(a)(c)	14,070	1,593,428
Cadence Design System, Inc.(a)	78	12,751
CommVault Systems, Inc.(a)(c)	4,460	361,126
Crowdstrike Holdings, Inc.—Class A(a)	4,934	1,386,454
Dynatrace, Inc.(a)	3,566	245,091
Gaotu Techedu, Inc.—ADR(a)	626	1,803
Hello Group, Inc.—ADR(c)	2,387	31,365
Hewlett Packard Enterprise Co.	166,628	2,576,069
HubSpot, Inc.(a)	27	18,481
Microsoft Corp.	40,829	12,325,458
MongoDB, Inc.(a)(c)	1,059	414,948
News Corp.—Class A	73,836	1,659,094

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
News Corp.—Class B	74,322	$1,637,314
Oracle Corp.	42,789	3,813,784
Pearson PLC—ADR	12,874	136,336
PTC, Inc.(a)	2,585	340,341
SPS Commerce, Inc.(a)	1,675	227,013
Square, Inc.—Class A(a)(c)	4,040	1,083,003
SS&C Technologies Holdings, Inc.	18,711	1,415,674
Synopsys, Inc.(a)	9,412	3,127,043
Tarena International, Inc.—ADR(a)(c)	19,035	29,314
Trend Micro, Inc.—ADR(c)	10,130	556,340
Vipshop Holdings Ltd.—ADR(a)	4,909	72,604

		34,761,032

Rail Transportation—0.04%
CSX Corp.	12,198	396,801

Real Estate—0.89%
CBRE Group, Inc.—Class A(a)	25,044	2,411,738
eXp World Holdings, Inc.	4,564	209,259
Forestar Group, Inc.(a)	9,637	200,353
Gafisa SA—ADR	200	236
IRSA Inversiones y Representaciones SA—ADR(a)	18,703	86,221
IRSA Propiedades Comerciales SA—ADR(c)	49,715	143,676
Jefferies Financial Group, Inc.	24,138	892,140
Jones Lang LaSalle, Inc.(a)	4,074	987,660
Marcus & Millichap, Inc.(a)	8,423	330,350
Mitsubishi Estate Co. Ltd.—ADR	54,523	846,743
Newmark Group, Inc.—Class A(c)	25,640	349,217
Realogy Holdings Corp.(a)	15,713	275,763
RMR Group, Inc.—Class A	7,651	354,547
Sekisui House Ltd.—ADR	52,425	1,051,121
Sun Hung Kai Properties Ltd.—ADR(c)	105,535	1,499,653
Walker & Dunlop, Inc.	1,915	212,661
Zillow Group, Inc.—Class A(a)	175	16,730

		9,868,068

Rental and Leasing Services—0.47%
Air Lease Corp.	1,470	58,418
AMERCO	729	481,978
Ashtead Group PLC—ADR	1,701	532,957
Cerence, Inc.(a)(c)	1,790	194,108
Navient Corp.(c)	24,083	558,966
Rent-A-Center, Inc.	5,759	363,278
Ryder System, Inc.	4,841	384,811
Triton International Ltd.(b)	12,462	681,921
United Rentals, Inc.(a)(c)	5,364	1,891,614

		5,148,051

Repair and Maintenance—0.12%
SKF AB—ADR	44,814	1,144,998
Valvoline, Inc.	5,628	169,740

		1,314,738

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.68%
360 DigiTech, Inc.—ADR(a)	11,859	270,385
Artisan Partners Asset Management, Inc.—Class A	7,919	411,471

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Astra International, Tbk PT—ADR	60,702	$447,981
Bidvest Group Ltd.—ADR	3,595	100,840
Chemed Corp.(c)	436	207,841
CK Hutchison Holdings Ltd.—ADR	1,730	12,594
Daiwa Securities Group, Inc.—ADR	144,166	817,421
Daqo New Energy Corp.—ADR(a)	4,345	266,392
EDAP TMS SA—ADR(a)	5,450	32,809
Evercore, Inc.—Class A	3,363	469,609
Federated Hermes, Inc.(c)	2,512	84,981
First Pacific Co. Ltd.—ADR	290,308	532,715
Franklin Resources, Inc.(c)	8,593	278,757
Futu Holdings Ltd.—ADR(a)(c)	35,195	3,350,212
Goldman Sachs Group, Inc.	9,666	3,996,987
Hong Kong Exchanges & Clearing Ltd.—ADR	22,970	1,441,023
Indivior PLC—ADR(a)	3,156	41,849
Invesco Ltd.(b)	19,646	497,437
Janus Henderson Group PLC(b)	11,137	482,900
Japan Exchange Group, Inc.—ADR	66,261	789,169
Leju Holdings Ltd.—ADR(a)	40,726	59,460
Lixil Corp.—ADR(c)	21,438	1,284,261
LPL Financial Holdings, Inc.	12	1,774
Moelis & Co.—Class A	2,064	127,865
Morgan Stanley	33,518	3,500,285
NIO, Inc.—ADR(a)	12,747	501,085
Nomura Holdings, Inc.—ADR	322,517	1,541,631
Piper Jaffray Cos.	4,910	701,737
Randstad NV—ADR	4,546	167,475
Raymond James Financial, Inc.	9,252	1,294,355
RISE Education Cayman Ltd.—ADR(a)	710	630
Santander Consumer USA Holdings, Inc.	6,697	279,466
Sea Ltd.—ADR(a)	1,917	648,559
Secoo Holding Ltd.—ADR(a)	8,288	16,493
Sibanye Stillwater Ltd.—ADR	18,870	309,657
SLM Corp.	36,321	681,019
Societe Generale SA—ADR	127,430	804,593
Stifel Financial Corp.(c)	22,032	1,522,411
T Rowe Price Group, Inc.	2,356	527,438
TechnoPro Holdings, Inc.—ADR(c)	150,810	818,898
Virtus Investment Partners, Inc.	613	191,685

		29,514,150

Specialty Trade Contractors—0.56%
Comfort Systems USA, Inc.	6,566	498,885
EMCOR Group, Inc.	7,314	888,651
Johnson Controls International PLC(b)	44,377	3,319,399
NetEase, Inc.—ADR	2,342	228,158
Quanta Services, Inc.	12,165	1,242,046

		6,177,139

Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.09%
Camping World Holdings, Inc.—Class A(c)	3,720	148,577
Dick’s Sporting Goods, Inc.(c)	5,676	799,237

		947,814

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Support Activities for Agriculture and Forestry—0.04%
Andersons, Inc.	8,508	$258,473
Corteva, Inc.	4,179	183,751

		442,224

Support Activities for Mining—1.12%
BHP Group Ltd.—ADR	30,690	2,029,837
China Shenhua Energy Co. Ltd.—ADR	6,065	53,311
Cleveland-Cliffs, Inc.(a)	15,392	361,250
Epiroc AB—ADR	41,363	906,263
Fortescue Metals Group Ltd.—ADR	44,571	1,352,284
Hess Corp.	4,162	286,138
Impala Platinum Holdings Ltd.—ADR	24,681	381,321
Inpex Corp.—ADR(a)	110,682	763,706
LUKOIL PJSC—ADR	6,909	591,065
Rio Tinto PLC—ADR	56,538	4,244,307
Schlumberger NV(b)	17,092	479,260
Subsea 7 SA—ADR	3,951	30,818
Targa Resources Corp.	11,505	505,300
Transocean Ltd.(a)(b)	73,141	260,382
Tullow Oil PLC—ADR(a)	50,158	14,493
Weir Group PLC—ADR(a)(c)	8,894	110,286

		12,370,021

Support Activities for Transportation—0.59%
CH Robinson Worldwide, Inc.(c)	10,979	988,769
DSV PANALPINA A/S—ADR	9,056	1,154,640
Expeditors International of Washington, Inc.	19,872	2,476,845
Grupo Aeroportuario del Pacifico SAB de CV—ADR	1,325	154,244
Grupo Aeroportuario del Sureste SAB de CV—ADR(a)	753	134,621
Hub Group, Inc.—Class A(a)	4,471	313,864
Matson, Inc.(c)	7,110	562,899
XPO Logistics, Inc.(a)	8,784	763,417

		6,549,299

Telecommunications—2.03%
Adyen NV—ADR(a)(g)	23,094	746,860
Bezeq The Israeli Telecommunication Corp. Ltd.—ADR(a)	149,132	878,387
China Unicom Hong Kong Ltd.—ADR(e)(g)	12,128	73,132
Deutsche Telekom AG—ADR	84,647	1,801,289
Eutelsat Communications SA—ADR	136,568	416,532
Gogo, Inc.(a)	7,490	100,741
Hellenic Telecommunications Organization SA—ADR	6,723	64,541
j2 Global, Inc.(a)(c)	4,730	651,321
JOYY, Inc.—ADR(c)	15	950
KDDI Corp.—ADR	137,812	2,105,766
Koninklijke KPN NV—ADR	107,997	346,130
KT Corp.—ADR	81,070	1,136,601
Lumen Technologies, Inc.(c)	108,979	1,340,442
Magyar Telekom Telecommunications PLC—ADR	35,539	258,013
MTN Group Ltd.—ADR(a)	117,638	1,094,033
Nippon Telegraph & Telephone Corp.—ADR	69,643	1,864,344
Nokia OYJ—ADR(a)	45,098	268,784
Orange SA—ADR	27,044	307,490
Partner Communications Co. Ltd.—ADR(a)	5,417	25,081

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
PLDT, Inc.—ADR(c)	16,005	$464,945
Renren, Inc.—ADR(a)(c)	34,818	375,338
Rostelecom PJSC—ADR(c)	24,510	193,261
SK Telecom Co. Ltd.—ADR	38,922	1,120,564
SoftBank Corp.—ADR	30,618	408,750
Tele2 AB—ADR	10,741	80,665
Telecom Italia SpA/Milano—ADR	125,486	602,333
Telefonaktiebolaget LM Ericsson—ADR	145,673	1,721,856
Telenor ASA—ADR	50,838	893,224
Telephone and Data Systems, Inc.(c)	6,930	140,818
Telkom Indonesia Persero Tbk PT—ADR	37,760	898,310
The9 Ltd.—ADR(a)	11,490	180,508
United States Cellular Corp.(a)	6,044	193,106
Vodacom Group Ltd.—ADR	22,400	220,642
XL Axiata Tbk PT—ADR	85,559	320,898
Zoom Video Communications, Inc.—Class A(a)	3,968	1,148,736

		22,444,391

Textile Mills—0.03%
Dunxin Financial Holdings Ltd.—ADR(a)(c)	19,549	25,414
National Presto Industries, Inc.	389	32,497
Teijin Ltd.—ADR	18,931	269,767

		327,678

Textile Product Mills—0.02%
Kontoor Brands, Inc.	4,021	216,973

Transit and Ground Passenger Transportation—0.02%
Lyft, Inc.—Class A(a)	1,786	85,031
Uber Technologies, Inc.(a)	2,176	85,169

		170,200

Transportation Equipment Manufacturing—4.38%
Airbus SE—ADR(a)	7,206	245,869
Aisin Corp.—ADR(c)	9,340	357,068
Aptiv PLC(a)(b)	6,777	1,031,392
Bayerische Motoren Werke AG—ADR	46,677	1,482,462
BorgWarner, Inc.(c)	23,508	1,003,321
Brilliance China Automotive Holdings Ltd.—ADR	37,772	145,800
BYD Co. Ltd.—ADR	11,594	778,305
Continental AG—ADR	2,866	38,519
Daimler AG—ADR	149,336	3,139,042
Denso Corp.—ADR	39,658	1,385,651
Ford Motor Co.(a)	263,723	3,436,311
General Dynamics Corp.	3,524	705,892
General Motors Co.(a)	87,178	4,272,594
Gentex Corp.	14,573	448,848
Great Wall Motor Co. Ltd.—ADR	14,975	704,574
Greenbrier Cos, Inc.(c)	3,205	141,341
Honda Motor Co. Ltd.—ADR	41,919	1,268,469
Huntington Ingalls Industries, Inc.	1,816	370,773
Isuzu Motors Ltd.—ADR(c)	47,203	604,198
Kawasaki Heavy Industries Ltd.—ADR(a)	24,278	206,242
Lear Corp.	7,306	1,168,522
Lockheed Martin Corp.	1,175	422,765
Niu Technologies—ADR(a)(c)	8,176	219,853

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Oshkosh Corp.	6,870	$787,165
REV Group, Inc.	7,345	119,430
Shimano, Inc.—ADR	55,922	1,642,149
Subaru Corp.—ADR	25,163	232,003
Suzuki Motor Corp.—ADR	1,293	222,758
Tata Motors Ltd.—ADR(a)	32,317	635,999
Tesla, Inc.(a)	8,682	6,387,521
Textron, Inc.	24,142	1,754,399
Toyota Industries Corp.—ADR	13,441	1,116,309
Toyota Motor Corp.—ADR	58,471	10,187,401
Volvo AB—ADR	70,981	1,605,235

		48,268,180

Truck Transportation—0.21%
ArcBest Corp.(c)	8,251	550,589
Knight-Swift Transportation Holdings, Inc.	10,022	520,442
Saia, Inc.(a)	1,012	243,012
Schneider National, Inc.—Class B	18,739	422,377
Werner Enterprises, Inc.(c)	13,211	623,031

		2,359,451

Utilities—2.48%
AES Corp.	20,430	487,664
AGL Energy Ltd.—ADR(c)	15,416	74,768
Avista Corp.	7,858	328,857
CenterPoint Energy, Inc.(c)	4,841	121,461
Centrica PLC—ADR(a)	244,889	688,138
Cheniere Energy, Inc.(a)	7,010	613,095
China Gas Holdings Ltd.—ADR	389	28,282
Cia Energetica de Minas Gerais—ADR(c)	15,046	49,652
CLP Holdings Ltd.—ADR	141,997	1,421,390
DTE Energy Co.(c)	19,007	2,287,303
Duke Energy Corp.	5,777	604,621
E.ON SE—ADR	53,534	708,522
Électricité de France SA—ADR	144,848	385,296
Empresa Distribuidora Y Comercializadora Norte—ADR(a)	401	2,903
Entergy Corp.(c)	110	12,167
Evergy, Inc.	16,801	1,150,028
Exelon Corp.	23,913	1,172,215
First Solar, Inc.(a)(c)	4,497	422,718
FirstEnergy Corp.	53,987	2,098,476
Hong Kong & China Gas Co. Ltd.—ADR	344,994	541,641
Kinder Morgan, Inc.	35,866	583,540
MDU Resources Group, Inc.	23,652	760,885
New Jersey Resources Corp.(c)	2,497	93,238
NRG Energy, Inc.	6,625	302,564
ONEOK, Inc.	26,300	1,381,276
PG&E Corp.(a)	12,607	115,606
Pinnacle West Capital Corp.	13,095	1,007,006
Portland General Electric Co.	6,002	308,203
Power Assets Holdings Ltd.—ADR	16,032	99,559
PPL Corp.	4,614	135,421
Public Service Enterprise Group, Inc.	32,116	2,053,497
Red Electrica Corp. SA—ADR(c)	136,991	1,378,129
RusHydro PJSC—ADR(c)	295,310	324,841

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
South Jersey Indsustries, Inc.(c)	11,473	$284,645
Southern Co.	28,489	1,872,582
Southwest Gas Holdings, Inc.(c)	684	48,092
SSE PLC—ADR	5,555	124,626
Suez SA—ADR	54,446	633,479
Tokyo Gas Co. Ltd.—ADR	65,858	617,089
UGI Corp.(c)	21,055	975,056
United Utilities Group PLC—ADR	2,056	60,107
Vale SA—ADR	54,491	1,039,143

		27,397,781

Waste Management and Remediation Services—0.12%
Republic Sevices, Inc.	10,277	1,275,684

Water Transportation—0.25%
Central Puerto SA—ADR(a)	2,649	7,762
International Seaways, Inc.(b)	4,171	71,741
Nippon Yusen KK—ADR(c)	162,766	2,662,852

		2,742,355

Wood Product Manufacturing—0.26%
Builders FirstSource, Inc.(a)	12,049	642,091
Greif, Inc.—Class A	6,611	418,608
Greif, Inc.—Class B	1,789	110,024
JELD-WEN Holding, Inc.(a)	2,993	82,427
Louisiana-Pacific Corp.	7,870	499,273
Owens Corning	5,188	495,713
UFP Industries, Inc.	8,145	611,527

		2,859,663

Total Common Stocks (Cost $774,089,836)		1,053,769,131

Preferred Stocks—0.22%
Administration of Economic Programs—0.00%
Centrais Electricas Brasileiras SA—ADR, 6.498%(c)(d)	4,447	32,952

Credit Intermediation and Related Activities—0.02%
Bancolombia SA—ADR, 2.105%(d)	4,276	142,177

Management of Companies and Enterprises—0.01%
Porsche Automobil Holding SE—ADR, 2.568%(d)	13,400	134,804

Merchant Wholesalers, Durable Goods—0.12%
Volkswagen AG—ADR, 2.414%(d)	57,038	1,350,661

Oil and Gas Extraction—0.04%
Petroleo Brasileiro SA—ADR, 8.333%(d)	19,033	200,037
Surgutneftegas PJSC—ADR, 17.369%(d)	47,748	250,199

		450,236

Primary Metal Manufacturing—0.00%
Gerdau SA—ADR, 4.639%(d)	2,307	12,504

Utilities—0.03%
Cia Energetica de Minas Gerais—ADR, 7.475%(d)	97,821	249,443
Companhia Paranaense de Energia—ADR, 7.140%(d)	5,722	36,049

		285,492

Total Preferred Stocks (Cost $2,364,337)		2,408,826

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Exchange-Traded Funds—0.99%
iShares MSCI EAFE ETF	44,354	$3,576,707
Vanguard FTSE Emerging Markets ETF(c)	11,277	588,998
Vanguard Large-Cap ETF	25,859	5,468,919
Vanguard Small-Cap ETF(c)	5,876	1,329,798

Total Exchange-Traded Funds (Cost $10,073,584)		10,964,422

Real Estate Investment Trusts—2.24%
Funds, Trusts, and Other Financial Vehicles—0.01%
Apollo Commercial Real Estate Finance, Inc.	8,628	134,165

Heavy and Civil Engineering Construction—0.05%
Cyrela Brazil Realty SA Empreendimentos e Participacoes—ADR	51,132	196,398
Paramount Group, Inc.	43,246	383,160

		579,558

Professional, Scientific, and Technical Services—0.01%
Extra Space Storage, Inc.	714	133,454

Real Estate—1.93%
AGNC Investment Corp.(c)	128,845	2,101,462
American Finance Trust, Inc.	13,287	114,534
Annaly Capital Mangement, Inc.	80,357	698,302
Boston Properties, Inc.	4,816	544,160
Brandywine Realty Trust(c)	35,672	495,127
Brixmor Property Group, Inc.	23,482	550,652
Chimera Investment Corp.	21,610	331,065
Cousins Properties, Inc.(c)	10,734	413,903
Franklin Street Properties Corp.	18,301	87,845
Gaming and Leisure Properties, Inc.	10,796	532,243
Highwoods Properties, Inc.	9,495	433,827
Kimco Realty Corp.	33,275	725,062
Kite Realty Group Trust	10,580	214,351
Lexington Realty Trust(c)	26,846	363,226
Macerich Co.(c)	14,742	251,793
MFA Financial, Inc.	48,477	232,690
Mid-America Apartment Communities, Inc.	10,986	2,113,377
Office Properties Income Trust	15,819	419,678
Omega Healthcare Investors, Inc.	2,084	69,877
PennyMac Mortgage Investment Trust(c)	6,180	119,954
Piedmont Office Realty Trust, Inc.—Class A	17,070	304,187
PotlatchDeltic Corp.(c)	9,223	479,135
Redwood Trust, Inc.	17,766	221,542
Regency Centers Corp.	33,839	2,322,032
RPT Realty	15,421	199,548
Sabra Health Care REIT, Inc.	16,685	266,960
Simon Property Group, Inc.	13,454	1,808,890
SITE Centers Corp.	23,250	374,558
SL Green Realty Corp.(c)	9,817	687,975
STAG Industrial, Inc.	2,673	112,934
Tanger Factory Outlet Centers, Inc.	12,371	206,843
Two Harbors Investment Corp.	8,135	53,691
Urstadt Biddle Properties, Inc.—Class A	6,630	126,500
Ventas, Inc.	7,558	422,795
VICI Properties, Inc.(c)	24,821	767,217

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2021 (Continued)

	Shares	Value
Welltower, Inc.(c)	12,858	$1,125,461
WP Carey, Inc.(c)	12,661	989,077

		21,282,473

Telecommunications—0.02%
Uniti Group, Inc.(c)	14,179	185,320

Warehousing and Storage—0.11%
Iron Mountain, Inc.(c)	24,945	1,191,124

Wood Product Manufacturing—0.11%
Weyerhaeuser Co.	32,535	1,171,260

Total Real Estate Investment Trusts (Cost $22,100,479)		24,677,354

Investments Purchased With Collateral From Securities Lending—14.26%
Money Market Fund—14.26%
Mount Vernon Liquid Assets Portfolio, LLC, 0.090%(f)	157,297,088	157,297,088

Total Investments Purchased With Collateral From Securities Lending (Cost $157,297,088)		157,297,088

Short-Term Investments—0.98%
First American Government Obligations Fund, Class X, 0.026%(f)	10,804,658	10,804,658

Total Short-Term Investments (Cost $10,804,658)		10,804,658

Total Investments (Cost $976,729,982)—114.25%		1,259,921,479
Liabilities in Excess of Other Assets—(14.25)%		(157,157,836)

Total Net Assets—100.00%		$1,102,763,643

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of August 31, 2021. Total value of securities out on loan is $153,765,476.
(d)	Perpetual preferred stock with no stated maturity.
(e)	Represents an illiquid security. The total market value of these securities were $156,795, representing 0.01% of net assets.
(f)	The rate shown represents the seven day yield at August 31, 2021.
(g)	Fair valued security. Value determined using significant unobservable inputs.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2021

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)(2)	$587,193,750	$1,259,921,479
Receivables:
Investments sold	18,200,073	63,776,340
Dividends and interest	3,202,658	2,294,400
Fund shares sold	1,576,594	3,483,689
Securities lending	1,936	154,109
Other Assets	31,301	32,259

Total Assets	610,206,312	1,329,662,276

Liabilities
Payables:
Investments purchased	62,667,002	68,126,427
Fund shares redeemed	443,846	667,070
Collateral on securities loaned	65,494,251	157,297,088
Affiliates	139,966	222,890
Adviser	158,482	487,899
Distributor	13,600	32,645
Accrued expenses and other liabilities	62,714	64,614

Total Liabilities	128,979,861	226,898,633

Net Assets	$481,226,451	$1,102,763,643

Net assets consist of:
Paid-in capital	$459,500,076	$738,598,912
Total distributable earnings	21,726,375	364,164,731

Net assets	$481,226,451	$1,102,763,643

Advisor Class Shares
Net assets	63,678,028	154,671,190
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	3,590,239	4,648,472
Net asset value and redemption price per share	$17.74	$33.27

Institutional Class Shares
Net assets	417,548,423	948,092,453
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	23,633,522	28,539,501
Net asset value and redemption price per share	$17.67	$33.22

(1) Cost of investments	$576,326,731	$976,729,982
(2) Includes loaned securities with a value of	$64,138,398	$153,765,476

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2021

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$9,708,735	$2,288
Dividends	334,150	18,718,646	(1)
Securities lending	41,457	2,684,351

	10,084,342	21,405,285

Expenses:
Investment management fees	2,994,279	5,396,364
Transfer agent fees and expenses	349,943	479,862
Fund accounting fees	216,819	271,335
Fund administration fees	204,061	451,739
Distribution fees—Advisor Class	190,166	427,612
Custody fees	75,896	117,086
Federal and state registration fees	51,298	56,846
Reports to shareholders	39,877	45,362
Audit and tax fees	37,411	45,554
Legal fees	27,702	23,468
Chief Compliance Officer fees	19,583	12,506
Trustees’ fees	11,651	11,651
Insurance fees	5,059	7,960
Other expenses	5,476	34,680

Total expenses before waiver or recoupment	4,229,221	7,382,025
Recoupment or (waivers) by Adviser (Note 4)	(1,255,760)	64,044

Net expenses	2,973,461	7,446,069

Net Investment Income	7,110,881	13,959,216

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,688,298	119,595,816
Futures contracts	(210,542)	—
Foreign currency translations	206	6

	7,477,962	119,595,822

Net change in unrealized appreciation (depreciation) on:
Investments	(7,162,266)	140,721,939
Futures contracts	(36,345)	—
Foreign currency translations	(141)	(12)

	(7,198,752)	140,721,927

Net gain on investments and foreign currency	279,210	260,317,749

Net Increase in Net Assets Resulting from Operations	$7,390,091	$274,276,965

(1)	Net of $1,939,685 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations:
Net investment income	$7,110,881	$8,366,316
Net realized gain on investments, futures and foreign currency	7,477,962	17,503,438
Net change in unrealized appreciation (depreciation)	(7,198,752)	1,080,474

Net increase in net assets resulting from operations	7,390,091	26,950,228

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(4,064,480)	(4,915,393)
Net dividends and distributions—Institutional Class	(20,452,703)	(5,615,245)

Net decrease in net assets resulting from distributions paid	(24,517,183)	(10,530,638)

Fund share transactions:
Shares sold—Advisor Class	4,134,908	24,165,047
Shares issued to holders in reinvestment of dividends—Advisor Class	3,818,627	4,716,894
Shares redeemed—Advisor Class	(62,391,307)	(311,170,641)
Shares sold—Institutional Class	179,959,869	332,642,520
Shares issued to holders in reinvestment of dividends—Institutional Class	20,024,965	5,505,198
Shares redeemed—Institutional Class	(53,069,953)	(65,791,734)

Net increase (decrease) in net assets from share transactions	92,477,109	(9,932,716)

Net increase in net assets	75,350,017	6,486,874

Net Assets:
Beginning of year	405,876,434	399,389,560

End of year	$481,226,451	$405,876,434

Change in shares outstanding:
Shares sold—Advisor Class	234,017	1,376,834
Shares issued to holders in reinvestment of dividends—Advisor Class	215,498	274,397
Shares redeemed—Advisor Class	(3,414,719)	(17,721,242)
Shares sold—Institutional Class	10,068,312	18,872,011
Shares issued to holders in reinvestment of dividends—Institutional Class	1,136,491	321,377
Shares redeemed—Institutional Class	(2,983,602)	(3,781,096)

Net increase (decrease)	5,255,997	(657,719)

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations:
Net investment income	$13,959,216	$12,168,933
Net realized gain (loss) on investments and foreign currency	119,595,822	(29,600,413)
Net change in unrealized appreciation	140,721,927	101,498,448

Net increase in net assets resulting from operations	274,276,965	84,066,968

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(1,540,826)	(5,075,723)
Net dividends and distributions—Institutional Class	(10,631,418)	(7,480,435)

Net decrease in net assets resulting from distributions paid	(12,172,244)	(12,556,158)

Fund share transactions:
Shares sold—Advisor Class	4,681,522	38,795,994
Shares issued to holders in reinvestment of dividends—Advisor Class	1,380,271	4,734,212
Shares redeemed—Advisor Class	(125,342,856)	(668,289,057)
Shares sold—Institutional Class	231,207,438	746,757,627
Shares issued to holders in reinvestment of dividends—Institutional Class	10,355,065	7,321,829
Shares redeemed—Institutional Class	(180,695,062)	(120,027,954)

Net increase (decrease) in net assets from share transactions	(58,413,622)	9,292,651

Net increase in net assets	203,691,099	80,803,461

Net Assets:
Beginning of year	899,072,544	818,269,083

End of year	$1,102,763,643	$899,072,544

Change in shares outstanding:
Shares sold—Advisor Class	150,813	1,679,552
Shares issued to holders in reinvestment of dividends—Advisor Class	48,842	183,142
Shares redeemed—Advisor Class	(4,727,688)	(27,109,325)
Shares sold—Institutional Class	8,270,058	30,784,153
Shares issued to holders in reinvestment of dividends—Institutional Class	367,722	284,122
Shares redeemed—Institutional Class	(6,047,878)	(5,118,696)

Net increase (decrease)	(1,938,131)	702,948

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017
Net asset value, beginning of year	$18.50		$17.65		$16.53		$17.05		$17.32

Income from investment operations:
Net investment income(1)	0.27		0.35		0.42		0.37		0.27
Net realized and unrealized gain (loss)	0.01		0.92		1.09		(0.61)		(0.14)

Total from investment operations	0.28		1.27		1.51		(0.24)		0.13

Less distributions paid:
Dividends from net investment income	(0.33)		(0.40)		(0.39)		(0.28)		(0.30)
Distributions from net realized gains	(0.71)		(0.02)		—		0.00	(2)	(0.10)

Total distributions paid	(1.04)		(0.42)		(0.39)		(0.28)		(0.40)

Net asset value, end of year	$17.74		$18.50		$17.65		$16.53		$17.05

Total return	1.53%		7.39%		9.37%		-1.42%		0.78%

Ratios / supplemental data
Net assets, end of year (000’s)	$63,678		$121,267		$399,389		$398,089		$332,426
Ratio of expenses to average net assets before waiver and reimbursements	1.22%		1.31%		1.28%		1.30%		1.34%
Ratio of expenses to average net assets after waiver and reimbursements	0.92	%(4)	1.00	%(3)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Ratio of net investment income to average net assets before waiver and reimbursements	1.22%		1.72%		2.22%		1.91%		1.29%
Ratio of net investment income to average net assets after waiver and reimbursements	1.52%		2.03%		2.50%		2.21%		1.63%
Portfolio turnover rate	227.0%		180.7%		144.3%		160.1%		199.9%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Round to less than 0.5 cent per share
(3)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).
(4)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60% (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2021		Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$18.47		$17.66	$17.23

Income from investment operations:
Net investment income(2)	0.30		0.39	0.07
Net realized and unrealized gain	0.02		0.92	0.36

Total from investment operations	0.32		1.31	0.43

Less distributions paid:
Dividends from net investment income	(0.41)		(0.48)	—
Distributions from net realized gains	(0.71)		(0.02)	—

Total distributions paid	(1.12)		(0.50)	—

Net asset value, end of year/period	$17.67		$18.47	$17.66

Total return(3)	1.77%		7.65%	2.50%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$417,548		$284,610	$1
Ratio of expenses to average net assets before waiver and reimbursements(4)	0.96%		1.06%	0.75%
Ratio of expenses to average net assets after waiver and reimbursements(4)	0.66	%(5)	0.75%	0.75%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	1.42%		1.87%	2.33%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	1.72%		2.18%	2.33%
Portfolio turnover rate(3)	227.0%		180.7%	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60%.

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017
Net asset value, beginning of year	$25.61		$23.77		$28.40		$26.68		$23.45

Income (loss) from investment operations:
Net investment income(1)	0.32		0.29		0.34		0.19		0.17
Net realized and unrealized gain (loss)	7.61		1.86		(2.21)		3.08		3.22

Total from investment operations	7.93		2.15		(1.87)		3.27		3.39

Less distributions paid:
Dividends from net investment income	(0.27)		(0.31)		(0.17)		(0.17)		(0.14)
Distributions from net realized gains	—		—		(2.59)		(1.38)		(0.02)

Total distributions paid	(0.27)		(0.31)		(2.76)		(1.55)		(0.16)

Net asset value, end of year	$33.27		$25.61		$23.77		$28.40		$26.68

Total return	31.20%		9.01%		-5.54%		12.50%		14.54%

Ratios / supplemental data
Net assets, end of year (000’s)	$154,671		$235,018		$818,269		$844,442		$650,190
Ratio of expenses to average net assets before waiver, expense reimbursements or recoupment	0.93%		0.95%		0.94%		1.26%		1.41%
Ratio of expenses to average net assets after waiver, expense reimbursements or recoupment	0.97	%(2)	0.98	%(2)	0.98	%(2)	1.25	%(3)	1.36	%(4)
Ratio of net investment income to average net assets before waiver, expense reimbursements or recoupment	1.14%		1.21%		1.42%		0.67%		0.64%
Ratio of net investment income to average net assets after waiver, expense reimbursements or recoupment	1.10%		1.18%		1.38%		0.68%		0.69%
Portfolio turnover rate	72.3%		55.1%		111.4%		104.3%		139.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(3)

Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

(4)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35% (this includes Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$25.59	$23.78	$24.69

Income from investment operations:
Net investment income(2)	0.42	0.39	0.06
Net realized and unrealized gain (loss)	7.58	1.84	(0.97)

Total from investment operations	8.00	2.23	(0.91)

Less distributions paid:
Dividends from net investment income	(0.37)	(0.42)	—

Total distributions paid	(0.37)	(0.42)	—

Net asset value, end of year/period	$33.22	$25.59	$23.78

Total return(3)	31.56%	9.36%	-3.69%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$948,092	$664,055	$1
Ratio of expenses to average net assets(4)	0.68%	0.71%	0.73%
Ratio of net investment income to average net assets(4)	1.43%	1.64%	1.42%
Portfolio turnover rate(3)	72.3%	55.1%	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2021

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. Envestnet Asset Management, Inc. (the “Adviser”) serves as the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield method over the life of the security, or where applicable, the first call date of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2021:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$32,547,944	$—	$32,547,944
Corporate Bonds*	—	184,891,129	—	184,891,129
Foreign Corporate Bonds*	—	34,242,779	—	34,242,779
Foreign Government Agency Issues	—	2,399,118	—	2,399,118
Foreign Government Notes/Bonds	—	24,720,553	—	24,720,553
Non-Agency Mortgage Backed Securities	—	20,818,949	—	20,818,949
Agency Mortgage Backed Securities	—	149,758,991	—	149,758,991
Municipal Bonds	—	1,392,123	—	1,392,123
U.S. Government Agency Issues	—	2,234,269	—	2,234,269
U.S. Government Notes/Bonds	—	55,053,629	—	55,053,629
U.S. Treasury Bills	—	8,404,778	—	8,404,778

Total Fixed Income Securities	—	516,464,262	—	516,464,262

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$580,764	$—	$—	$580,764
Money Market Funds	70,148,724	—	—	70,148,724

Total Investments in Securities	$70,729,488	$516,464,262	$—	$587,193,750

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended August 31, 2021.

Diversified Equity Fund

	Level 1	Level 2	Level 3^	Total
Equity
Common Stocks*	$1,040,379,174	$13,233,162	$156,795	$1,053,769,131
Preferred Stocks*	2,408,826	—	—	2,408,826
Exchange-Traded Funds	10,964,422	—	—	10,964,422
Real Estate Investment Trusts*	24,677,354	—	—	24,677,354

Total Equity	1,078,429,776	13,233,162	156,795	1,091,819,733
Money Market Funds	168,101,746	—	—	168,101,746

Total Investments in Securities	$1,246,531,522	$13,233,162	$156,795	$1,259,921,479

*	For further breakdown by industry, please refer to the Schedule of Investments.
^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of August 31, 2021, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the year ended August 31, 2021 is not presented.

Foreign currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2021.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

Core Fixed Income Fund

The Fund did not hold any derivative instruments as of August 31, 2021.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2021:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$(210,542)	$(210,542)

Total	$(210,542)	$(210,542)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$(36,345)	$(36,345)

Total	$(36,345)	$(36,345)

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2021, the Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $0. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$4,727,984
Short Futures	$978,237

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2021.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(f)	Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(m)	LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”).

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2021	$18,061,447	$6,455,736
Year Ended August 31, 2020	10,530,638	—

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2021	$12,172,244	$—
Year Ended August 31, 2020	12,556,158	—

As of August 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$576,402,694	$978,758,589

Gross tax unrealized appreciation	$13,165,408	$318,081,714
Gross tax unrealized depreciation	(2,374,355)	(36,918,824)

Net tax unrealized appreciation	$10,791,053	$281,162,890

Undistributed ordinary income	$6,748,942	$14,551,542
Undistributed long-term capital gain	4,186,380	69,775,731

Total distributable earnings	$10,935,322	$84,327,273
Other accumulated loss	—	(1,325,432)

Total accumulated earnings	$21,726,375	$364,164,731

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

During the year ended August 31, 2021, short-term capital loss carryovers of $39,586,436 and long-term capital loss carryovers of $8,540,252 were utilized by the Diversified Equity Fund.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2021, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Total distributable earnings	$—	$(9,746)
Paid In Capital	$—	$9,746

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2021. Also, the Funds recognized no interest and penalties related to uncertain tax benefits in fiscal year 2021. At August 31, 2021, the fiscal years 2018 through 2021 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.53% for the

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

Diversified Equity Fund and 0.65% on net assets of $2,500,000,000 or less, 0.625% on assets greater than $2,500,000,000 but less than $5,000,000,000, and 0.60% for assets exceeding $5,000,000,000 for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse other expenses of the Funds’ at least through December 29, 2022 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connections with any merger or reorganizations, dividends or interest on short positions, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.60% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended August 31, 2021, the Adviser recouped previously waived expenses of $64,044 related to the Diversified Equity Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2022	$1,137,251	$—
August 31, 2023	$1,245,915	$—
August 31, 2024	$1,255,760	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC

Schroder Investment Management North America Inc. (Terminated effective on January 28, 2021)

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Advisor Class shares of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the year ended August 31, 2021, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$190,166
Diversified Equity Fund	$427,612

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2021, and owed as of August 31, 2021, are as follows:

	Incurred	Owed
Core Fixed Income Fund	$204,061	$33,134
Diversified Equity Fund	$451,739	$76,511

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2021, and owed as of August 31, 2021 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$216,819	$35,274
Diversified Equity Fund	$271,335	$46,382

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$349,943	$57,234
Diversified Equity Fund	$479,862	$78,023

Custody	Incurred	Owed
Core Fixed Income Fund	$75,896	$11,408
Diversified Equity Fund	$117,086	$19,888

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2021, and owed as of August 31, 2021 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$19,583	$2,916
Diversified Equity Fund	$12,506	$2,086

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2021 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$844,410,128	$—
Other	245,866,213	722,452,085

Total Purchases	$1,090,276,341	$722,452,085
Sales
U.S. Government	$782,716,641	$—
Other	219,276,467	773,581,063

Total Sales	$1,001,993,108	$773,581,063

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

(8)	Line of Credit

At August 31, 2021, the Core Fixed Income Fund and Diversified Equity Fund had unsecured lines of credit in the lessor amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 6, 2022. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 3.25% from September 1, 2020 through August 31, 2021. The following table provides information regarding usage of the line of credit for the year ended August 31, 2021 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2021.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	1	$123,000	$11	$123,000	11/5/2020
Diversified Equity Fund	17	$14,370,588	$22,055	$35,000,000	7/27/2021

*	Interest expense is reported within Other Expenses on the Statements of Operations

(9)	Securities Lending

Pursuant to the terms of a securities lending agreement with the Funds’ custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of August 31, 2021, the value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$64,138,398	$65,494,251	13.33%
Diversified Equity Fund	$153,765,476	$157,297,088	13.94%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Schedule of Investments for each Fund includes the particular cash collateral holding as of August 31, 2021. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2021

The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(11)	Subsequent Events

On June 30, 2021, Foreside Financial Group, LLC (“FFG”), the parent Company of Foreside Fund Services, LLC (“Foreside”), the Funds’ distributor, and Lovell Minnick Partners, LLC (“LMP”) entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in FFG, and LMP will exit its investment in FFG. The transaction closed September 30, 2021. The Board has approved Foreside to remain the Funds’ distributor offer the close of the transactions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Funds, comprising PMC Core Fixed Income Fund and PMC Diversified Equity Fund (collectively, the “Funds”), each portfolios of the series constituting the Trust for Professional Managers, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

October 28, 2021

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the Core Fixed Income Fund’s sub-adviser and its oversight of investment strategies implemented by the Core Fixed Income Fund’s sub-adviser. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as a portfolio manager to the Diversified Equity Fund and for the segment of the Core Fixed Income Fund’s assets managed by Envestnet, and Janis Zvingelis, who serves as a portfolio manager to the Diversified Equity Fund. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence questionnaire, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year representatives of Envestnet had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance program of the Core Fixed Income Fund’s sub-adviser. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.    INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Advisor Class shares of the Core Fixed Income Fund and the Diversified Equity Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021. In assessing the quality of the portfolio management services delivered by Envestnet, the Trustees also compared the short-term and longer-term performance of the Advisor Class shares of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index Net for the Diversified Equity Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate core plus bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end world large stock funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”). The Trustees noted the Adviser did not manage any other accounts with the same or similar investment strategies as either Fund.

The Trustees noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for the three-year period ended March 31, 2021 was above its Morningstar Peer Group median. The Trustees further noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for each of the quarter, one-year, five-year and ten-year periods ended March 31, 2021 was below the Morningstar Peer Group median. The Trustees also noted the Core Fixed Income Fund’s Advisor Class shares outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the quarter, one-year, ten-year and since inception periods ended March 31, 2021. The Trustees also noted the Core Fixed Income Fund’s Advisor Class shares underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the five-year period ended March 31, 2021. The Trustees noted the performance of the Core Fixed Income Fund’s Advisor Class shares was equal to the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the three-year period ended March 31, 2021.

The Trustees noted that the performance of the Diversified Equity Fund’s Advisor Class shares for the quarter and one-year periods ended March 31, 2021 was above its Morningstar Peer Group median for world large stock funds. The Trustees noted that the performance of the Diversified Equity Fund’s Advisor Class shares for the three-year, five-year and ten-year periods ended March 31, 2021 was below its Morningstar Peer Group median for world large stock funds. The Trustees also noted that for the three-year, five-year, ten-year and since inception periods ended March 31, 2021, the Diversified Equity Fund’s Advisor Class shares had underperformed the MSCI World Index Net. The Trustees also noted that for the quarter and one-year periods ended March 31, 2021, the Diversified Equity Fund’s Advisor Class shares had outperformed the MSCI World Index Net.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for each Fund was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-adviser to the Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from Envestnet’s continued management.

3.    COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, as well as any fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Core Fixed Income Fund’s “manager of managers” structure, noting that Envestnet pays the Core Fixed Income Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 23, 2021 meeting and the August 4, 2021 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.65% was above the Morningstar Peer Group average of 0.43%. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.60% was slightly above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.58%. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s fixed income separately managed account portfolios.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.53% was below its Morningstar Peer Group average of 0.79%. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.73% was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.98%. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the Core Fixed Income Fund, considering the Fund’s “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group and discussed realized and potential economies of scale. The

Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by Envestnet with respect to the Funds. The Trustees noted that the Core Fixed Income Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size, and that while the Diversified Equity Fund’s did not, the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees concluded that Envestnet’s management fee structures were reasonable and reflected a sharing of economies of scale between Envestnet and each Fund at the Fund’s current asset level.

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2022 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the PMC Core Fixed Income Fund (the “Fund”), entered into between the Adviser and the Fund’s sub-adviser (the “Sub-Adviser”), specifically Neuberger Berman Investment Advisers LLC (“NBIA”). The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials relating to the Sub-Adviser (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a summary detailing key provisions of the Sub-Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund. Based on their evaluation of the information provided by the Adviser and the Sub-Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreement between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-adviser, NBIA, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NBIA

The Trustees considered the nature, extent and quality of services provided by NBIA to the Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David M. Brown, Thanos Bardas, Thomas A. Sontag and Nathan Kush, and other key personnel at NBIA. The Trustees noted that NBIA was now the sole third-party sub-adviser to the Fund and was responsible for managing approximately 87% of the Fund’s portfolio, with Envestnet managing the remaining portion of the Fund’s portfolio. The Trustees also considered information provided by NBIA at the June 23, 2021 meeting and the August 4, 2021 meeting at which the Sub-Advisory Agreement was formally considered, relating to the investment objective and strategies for the Fund, brokerage practices and compliance and risk management. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition, as well as the implementation and operational effectiveness of the business continuity plan for NBIA in response to the novel coronavirus (COVID-19) pandemic and challenges to their respective day-to-day operations. The Trustees concluded that NBIA had sufficient quality and depth of personnel, resources, investment methods and compliance program essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by NBIA to the Fund were satisfactory.

2.    INVESTMENT PERFORMANCE OF THE FUND AND NBIA

The Trustees discussed the Fund’s performance, including the performance relating specifically to the segment of the Fund’s portfolio managed by NBIA. The Trustees discussed the performance of the segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021. The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a separate sub-advised fund with similar investment strategies to that utilized by NBIA in managing its segment of the Fund’s portfolio. The Trustees noted that for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in line with performance of the separate comparable sub-advised fund.

After considering all the information, the Trustees concluded that the performance obtained by NBIA for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA.

3.    COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY NBIA

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA under the Sub-Advisory Agreement. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by NBIA. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBIA. Consequently, the Trustees did not consider the costs of services provided by NBIA or the profitability of its relationship with the Fund to be material factors for consideration given that NBIA is not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to NBIA by Envestnet were reasonable in light of the services provided by NBIA.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by NBIA from its association with the Fund. The Trustees concluded that the benefits that NBIA may receive, such as greater name recognition and increased ability to obtain research and brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreement with NBIA, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreement with NBIA for an additional term ending August 31, 2022 as being in the best interests of the Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program—PMC Funds

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Envestnet Asset Management, Inc. (“Envestnet”), the investment adviser to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Envestnet as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to an appointed committee of officers of the Adviser. The Program Administrator also requires the investment sub-adviser to the PMC Core Fixed Income Fund, Neuberger Berman Investment Advisers, LLC, to adopt a liquidity risk management program applicable to the Fund and to provide portfolio investment classification information to the Program Administrator on a monthly basis. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2021 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	61.52%

For the fiscal year ended August 31, 2021, taxable ordinary income distributions are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Core Fixed Income Fund	51.76%
Diversified Equity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	25	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	25	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

Interested Trustee and Officers

Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	25	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016) Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 8/31/2020
(a) Audit Fees	$65,800	$63,800
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,000	$12,600
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date 10/26/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/26/2021

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer
Date 10/26/2021

*	Print the name and title of each signing officer under his or her signature.